UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑    Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐     Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a‑12

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
11501 Northlake Drive
Cincinnati, Ohio 45249

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS AND INTERNET AVAILABILITY OF PROXY MATERIAL

Dear Stockholder:
On Tuesday, June 28, 2016, we will hold our 2016 annual meeting of stockholders at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101. The meeting will begin at 9:00 a.m. mountain daylight time.
We are holding this meeting to:

1.	Elect five directors to hold office for one-year terms expiring in 2017.
The Board of Directors recommends a vote FOR each nominee.

2.	Approve three proposals to amend our charter.

A.
Eliminate or revise certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.

B.	Remove a provision that prohibits the payment of any compensation or remuneration to our advisor or its affiliates in connection with an internalization of management services.

C.	Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.
The Board of Directors recommends a vote FOR each of these proposals.

3.	Permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
The Board of Directors recommends a vote FOR the proposal.

4.	Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.
The board of directors has selected April 15, 2016 as the record date for determining stockholders entitled to vote at the meeting. This proxy statement and proxy card are being mailed to you on or about April [__], 2016, along with a copy of our 2015 annual report.
Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.
Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2016:
Our proxy statement, form of proxy card and 2015 annual report to stockholders are also available at:
http://www.grocerycenterreit2.com/Investor-Relations/Proxy-Materials.aspx

By Order of the Board of Directors
Jeffrey S. Edison
Chairman
Cincinnati, Ohio
April [__], 2016

QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:    Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2016 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:    What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Mark Addy and Devin I. Murphy, each of whom is an officer, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct unless you submit your proxy without instructions. If you submit your proxy without instructions, the appointed proxies will vote FOR all of the director nominees, FOR the three proposals to amend our charter, and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock.

Q:    When is the annual meeting and where will it be held?

A:
The annual meeting will be held on Tuesday, June 28, 2016, at 9:00 a.m. mountain daylight time at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101. If you need directions to the location of the annual meeting, please contact us at (801) 521-6970.

Q:    Who is entitled to vote?

A:
Anyone who is a stockholder of record at the close of business on April 15, 2016, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held, including fractional shares.

Q:    How many shares of common stock are outstanding?

A:	As of April 15, 2016, there were [_________] shares of our common stock issued and outstanding.

Q:    What is a “quorum”?

A:
A quorum consists of the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Generally, if you submit your proxy, then you will at least be considered part of the quorum.

Q:    What may I vote on?

A:
You may vote on the election of nominees to serve on the board of directors, the amendment of our charter, the adjournment of our annual meeting to solicit additional proxies if necessary, and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on each proposal?

A:
The board of directors recommends a vote FOR each of the nominees for election as a director who are named as such in this proxy statement, a vote FOR the three proposals to amend our charter, and a vote FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.

Q:    How do I vote?

A:	Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via the Internet at www.2voteproxy.com/ph2;

•	by telephone, by calling 1-800-830-3542; or

•	by mail, by completing, signing, dating and returning the enclosed proxy card.
For those stockholders with Internet access, we encourage you to vote via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.
If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of common stock will be voted FOR the nominees for director, FOR the proposals to amend our charter, and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Addy and Murphy.

Q:    What if I submit my proxy and then change my mind?
A:    You have the right to revoke your proxy at any time before the meeting by:
(1)    notifying Mr. Devin I. Murphy, our Secretary;
(2)    attending the meeting and voting in person;
(3)    returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date; or
(4)    recasting your proxy vote via the Internet or by telephone.
Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

Q:    Will my vote make a difference?

A:
Yes. Your vote could affect the composition of our board of directors and whether our charter is amended. Moreover, your vote is needed to ensure that the proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:    What are the voting requirements to elect the board of directors?

A:
With regard to the election of directors, you may vote FOR ALL of the nominees, you may withhold your vote for all of the nominees by voting WITHHOLD ALL, or you may vote for all of the nominees except for certain nominees by voting FOR ALL EXCEPT and listing the corresponding number of the nominee(s) for whom you want your vote withheld in the space provided on the proxy card. Under our charter a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors at the annual meeting.

Q:	What are the voting requirements to approve the proposals to amend the charter?

A:
Approval of the three proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted FOR the proposals to amend our charter unless stockholders designate otherwise.

Q:	What are the voting requirements to approve the proposal to adjourn the annual meeting to solicit additional proxies if necessary?

A:
Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary unless stockholders designate otherwise.

Q:	What is a “broker non-vote”?

A:
A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Brokers also may not exercise discretionary voting with respect to the amendment of our charter. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or the amendment of our charter. However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on the proposal regarding the adjournment of the meeting, which proposal is a routine matter with respect to which brokers have discretionary authority to vote.

Q:    How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the election of directors and the proposals to amend our charter, if any other business is properly presented at the annual meeting, a submitted proxy gives authority to Messrs. Addy and Murphy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:    When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2017 may do so by following the procedures prescribed in Section 11 of our Bylaws and in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2017 annual meeting and to also be eligible for inclusion in our proxy statement for the 2017 annual meeting, director nominations and other stockholder proposals must be received by our secretary no earlier than November [__], 2016 and no later than December [__], 2016.

Q:	Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Boston Financial Data Services (“BFDS”), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay BFDS fees of approximately $225,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, employees of BFDS and employees of our advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:    If I plan to attend the annual meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:    Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following web address: http://www.grocerycenterreit2.com/Investor-Relations/Proxy-Materials.aspx

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this proxy statement other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the SEC. We make no representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements contained in this proxy statement, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flows from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in our Annual Report on Form 10-K filed with the SEC on March 3, 2016 for a discussion of some of the risks and uncertainties, although not all risks and uncertainties, that could cause actual results to differ materially from those presented in our forward-looking statements.

Certain Information About Management

The Board of Directors
Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have five directors, all of whom have been nominated for re-election at the annual meeting. We currently have no vacant director positions. Our board of directors held seven meetings during 2015. During 2015, each director attended at least 75% of the board meetings either in person or by teleconference. Additionally, during 2015, each director attended at least 75% of the meetings for each committee on which he or she served either in person or by teleconference. For biographical information regarding our executive officers and directors, see “Executive Officers and Directors” on page 19.

Our board of directors has established an Audit Committee and our charter has established a Conflicts Committee consisting of all of our independent directors. Information regarding each of the committees is set forth below.

Director Independence
Although our shares are not listed for trading on any national securities exchange, a majority of our directors, and all of the members of the Audit Committee and Conflicts Committee, are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The board of directors has determined that each of C. Ann Chao, David W. Garrison, Paul J. Massey, Jr. and Mark D. McDade is “independent” as defined by the NYSE.

The Audit Committee
General
The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others, overseeing the system of internal control over financial reporting that our management has established, and overseeing our audit and financial reporting process. The Audit Committee also is responsible for overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2013. The Audit Committee Charter is available on our web site at www.grocerycenterreit2.com/Investor-Relations/Governance.aspx.
The members of the Audit Committee currently are David W. Garrison (Chairman), Mark D. McDade and C. Ann Chao. The board of directors has determined that Mr. Garrison qualifies as the Audit Committee “financial expert” within the meaning of SEC rules. During 2015, the Audit Committee held four meetings.
Independent Auditors
During the year ended December 31, 2015, Deloitte & Touche LLP served as our independent auditor and provided certain domestic tax and other services. Deloitte & Touche LLP has served as our independent auditor since our formation in 2013. The Audit Committee intends to engage Deloitte & Touche LLP as our independent auditor to audit our consolidated financial statements for the year ending December 31, 2016. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to our stockholders in accordance with applicable securities laws.

Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting, to have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions posed by any stockholders.
Preapproval Policies
The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” preapproval, it will require “specific” preapproval by the Audit Committee. Additionally, any proposed services exceeding “general” preapproved cost levels will require specific preapproval by the Audit Committee.

All requests or applications for services to be provided by the independent auditor that do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent auditors. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche LLP for the year ended December 31, 2015 were preapproved in accordance with the policies and procedures described above.

Principal Auditor Fees

The Audit Committee reviewed the audit and nonaudit services performed by our principal auditor, as well as the fees charged by the principal auditor for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of the principal auditor. The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our principal auditor for the year ended December 31, 2015 and 2014, are set forth in the table below.

	2015	2014
Audit fees	$498,300	$484,200
Audit-related fees	5,600	10,000
Tax fees	63,282	50,600
All other fees	0	0
Total fees	$567,182	$544,800

For purposes of the preceding table, the principal auditor’s professional fees are classified as follows:

•
Audit fees - These are fees for professional services performed for the audit of our annual consolidated financial statements and the required review of quarterly consolidated financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our consolidated financial statements included in the registration statements, as amended, related to our public offerings of common stock. Audit fees are presented for the period to which the audit work relates, regardless of whether the fees are actually billed during the period.

•
Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the consolidated financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•
Tax fees - These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our consolidated financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state, and local issues. Services also may include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.

•	All other fees - These are fees for any services not included in the above-described categories.

Report of the Audit Committee

The Audit Committee reviews the financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2015 audited consolidated financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the consolidated financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 16 (Communication with Audit Committees). The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically, and at least quarterly, with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the 2015 audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

April 8, 2016	The Audit Committee of the Board of Directors: David W. Garrison (Chairman), C. Ann Chao and Mark D. McDade

The Conflicts Committee

General

The members of our Conflicts Committee currently are C. Ann Chao (Chair), David W. Garrison, Paul J. Massey, Jr. and Mark D. McDade, all of whom are independent directors. Our charter empowers the Conflicts Committee to act on any matter delegated to a committee under Maryland law. If a matter cannot be delegated to a committee under Maryland law but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by directors who are affiliates of our advisor could reasonably be compromised, both the board of directors and the Conflicts Committee must approve the matter. Among the duties of the Conflicts Committee are the following:

•	reviewing and reporting on our policies (see “ - Report of the Conflicts Committee - Review of Our Policies” below);

•	approving transactions with affiliates and reporting on their fairness to us (see “ - Report of the Conflicts Committee -Transactions with Related Persons” below);

•	supervising and evaluating the performance and compensation of our advisor;

•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;

•	approving borrowings in excess of the limit set forth in our charter; and

•	discharging the board of directors’ responsibilities relating to compensation.

The primary responsibilities of the Conflicts Committee are enumerated in our charter. The Conflicts Committee does not have a separate committee charter. The Conflicts Committee held nine meetings during 2015.

Report of the Conflicts Committee
Review of Our Policies
The Conflicts Committee has reviewed our policies and determined that they are in the best interest of our stockholders. Set forth below is a discussion of the basis for that determination.
Offering Policy. We ceased offering shares of common stock in our primary offering of 80,000,000 shares on September 15, 2015 because we believed we had raised sufficient funds to acquire a diverse portfolio of income-producing assets to meet our stated investment objectives and terminating the primary offering was in the best interest of our stockholders. We continue to offer shares of common stock under our distribution reinvestment plan and may do so until we have sold all 55,615,885 shares (including 35,615,885 shares reallocated from our primary offering) available for sale, unless we register additional shares to be sold pursuant to our distribution reinvestment plan. We expect to use substantially all of the net proceeds from the sale of shares under our distribution reinvestment plan for general corporate purposes, including, but not limited to, the redemption of shares under our share repurchase program; funding reserves required by any financings of our investments; investments in real estate properties and real estate-related loans and securities, which would include payment of acquisition fees to our advisor; the repayment of debt; and other cash uses related to our investments, such as capital expenditures, tenant improvement costs and leasing costs related to our investments in real estate properties. For the year ended

December 31, 2015, the costs of raising capital in our primary offering and our distribution reinvestment plan represented 10.7% of the capital raised.
Acquisition and Investment Policies. We have acquired and expect to continue to acquire and manage a diverse asset base of real estate properties. We plan to diversify our real estate portfolio by geographic region, anchor tenants, tenant mix, investment size and investment risk with the goal of attaining an asset base of income-producing real estate properties and real estate-related assets that provide stable returns to our investors and the potential for growth in the value of our assets. We intend to allocate at least 90% of our asset base to investments in grocery-anchored neighborhood and community shopping centers throughout the United States with a focus on well-located shopping centers that are well occupied at the time of purchase. We may also allocate up to 10% of our asset base to other real estate properties, real estate-related loans and securities and the equity securities of other real estate investment trusts (“REITs”) and real estate companies. Although these percentages represent our target portfolio, we may make adjustments to our target portfolio based on real estate market conditions and investment opportunities. We will not forego a good investment opportunity because it does not precisely fit our expected portfolio composition. We believe that there are sufficient acquisition opportunities that meet this investment focus. Affiliates of our advisor have extensive expertise with these types of real estate investments.
Borrowing Policies. Our borrowing strategy is to utilize unsecured and secured debt to finance our investment portfolio. We may elect to secure financing subsequent to the acquisition date on future real estate properties and initially acquire investments without debt financing. Once we have fully invested the proceeds of our primary public offering, we expect to borrow money to purchase additional real estate properties, however, our aggregate borrowings will generally be limited to 45% of the aggregate fair market value of our assets (calculated after the close of the offering). Our charter limits our borrowings to 300% of our net assets; however, we may exceed that limit if the majority of the Conflicts Committee approves each borrowing in excess of our charter limitation and we disclose such borrowings to our stockholders in our next quarterly report with an explanation from the Conflicts Committee of the justification for the excess borrowing. This charter limitation, however, does not apply to individual real estate assets or investments. To the extent financing in excess of this limit is available at attractive terms or is deemed to be temporary in nature, the Conflicts Committee may approve debt in excess of this limit. From time to time, our debt financing may be below 45% of the aggregate fair market value of our assets due to the lack of availability of debt financing or due to our temporarily having excess liquidity or cash on hand. As of December 31, 2015, our borrowings were approximately 9.0% of the fair market value of our assets. We believe the current borrowing policies are in the best interests of our stockholders because they provide us with an appropriate level of flexibility to purchase assets promptly and begin generating returns quickly, while limiting risk to stockholder capital associated with excessive leverage.
Disposition Policies. We intend to hold our properties for an extended period, typically three to six years, which we believe is the optimal period to enable us to capitalize on the potential for increased income and capital appreciation. The period that we will hold our investments in real estate-related assets will vary depending on the type of asset, interest rates and other factors. Our advisor will develop a well-defined exit strategy for each investment we make, initially at the time of acquisition as part of the original business plan for the asset, and thereafter by periodically reviewing each asset to determine the optimal time to sell the asset and generate a strong return. The determination of when a particular investment should be sold or otherwise disposed of will be made after considering relevant factors, including prevailing and projected economic conditions, whether the value of the asset is anticipated to decline substantially, whether we could apply the proceeds from the sale of the asset to make other investments consistent with our investment objectives, whether disposition of the asset would allow us to increase cash flow, and whether the sale of the asset would constitute a prohibited transaction under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or otherwise impact our status as a REIT. Our disposition policy provides us with the flexibility to time and structure property sales in a manner that optimizes our investment return. For this reason, we believe the current disposition policy is in the best interests of our stockholders.
Policy Regarding Working Capital Reserves. We may from time to time temporarily set aside available cash, rather than pay down debt or acquire properties, in order to provide financial flexibility or in the event that suitable acquisitions are not available. While temporarily setting aside funds will decrease the amount available to invest in real estate in the short term and, hence, may temporarily decrease future net income, we believe that it may be prudent under certain economic conditions to have these funds available, in addition to funds available from operations and borrowings.
Policies Regarding Operating Expenses. We have the responsibility of limiting total operating expenses to no more than the greater of 2.0% of our average invested assets or 25.0% of our net income, as these terms are defined by our charter, unless the Conflicts Committee has determined that such excess expenses were justified based on unusual and non-recurring factors. For the year ended December 31, 2015, our total operating expenses represented 0.3% of average invested assets. For the year ended December 31, 2015, we had a net loss of approximately $6.7 million.
Liquidation or Listing Policy. Our charter provides that if our board of directors has not determined to pursue a liquidity event by September 2021, our board shall adopt a resolution declaring that a proposed liquidation of our company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution and directing that the proposed plan of liquidation be submitted for consideration at either an annual or special meeting of the stockholders; provided, however, that the adoption of a plan of liquidation and the submission thereof to the stockholders may be postponed if a majority of directors, including a majority of independent directors, determines that a liquidation is not then in the best interest of the stockholders. If the adoption of a plan of liquidation and the submission thereof to the stockholders is so postponed, the board shall reconsider whether the liquidation is in the best interest of the stockholders at least annually and further postponement of the adoption of a plan of liquidation and the submission thereof to the stockholders shall only be permitted if a majority of directors, including a majority of independent directors, again determines that a liquidation would not then be in the best interest of the stockholders.
A liquidity event would most likely take the form of either (i) a listing of our shares of common stock on a national securities exchange, (ii) a merger for cash or liquid securities or (iii) a sale of our assets for cash. We believe it is in the best interest of our stockholders not to pursue a liquidity event until we have completed our acquisition stage, our assets have appreciated in value and market conditions are favorable. By waiting for such favorable conditions, we believe our stockholders would realize higher returns. This is true even for a listing, as a higher initial trading price would result in higher returns for our stockholders who sold their shares upon listing and for a period of time thereafter. Nevertheless, our board of directors remains open to favorable liquidity event opportunities in advance of September 2021 and in advance of all favorable conditions having materialized if they believe the opportunity would be in the best interest of our stockholders.
Transactions with Related Persons
Our charter requires our Conflicts Committee to review and approve all transactions involving our affiliates and us. Prior to entering into a transaction with an affiliate that is not covered by the advisory agreement with our advisor, a majority of the Conflicts Committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Ethics, our officers and directors are required to bring potential conflicts of interest to the attention of the Chairman of our Audit Committee promptly. The Conflicts Committee has reviewed the material transactions between our affiliates and us since the beginning of 2014. There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described below. Set forth below is a description of such transactions and the Conflicts Committee’s report on their fairness.
Prior to December 3, 2015, our advisor was American Realty Capital PECO II Advisors, LLC (“ARC”) and our sub-advisor was Phillips Edison NTR II LLC (“PE-NTR”). ARC is wholly owned by our former American Realty Capital sponsor and PE-NTR is wholly owned by our Phillips Edison sponsor. On December 3, 2015, our advisory agreement with ARC (the “Prior Advisory Agreement”) was terminated. On the same day, we entered into an advisory agreement with PE-NTR (the “Current Advisory Agreement”). Certain of our officers, Messrs. Edison, Addy, and Murphy, serve as the executive officers of PE-NTR. Our property manager, Phillips Edison & Company, Ltd., is wholly owned by our Phillips Edison sponsor, and Messrs. Edison and Murphy hold key positions at our property manager. Our former dealer manager, Realty Capital Securities, LLC, is under common ownership with our former American Realty Capital sponsor.
Our Relationship with ARC and PE-NTR
Pursuant to the Prior Advisory Agreement, ARC was entitled to specified fees for certain services through December 3, 2015, including managing our day-to-day activities and implementing our investment strategy. ARC had entered into a sub-advisory agreement with PE-NTR, pursuant to which PE-NTR managed our day-to-day affairs and our portfolio of real estate investments, subject to the board of directors’ supervision. This sub-advisory agreement terminated upon termination of the Prior Advisory Agreement on December 3, 2015. The expenses reimbursed to ARC and PE-NTR under the Prior Advisory Agreement were reimbursed in proportion to the amount of expenses incurred on our behalf by ARC and PE-NTR, respectively. Under the Current Advisory Agreement, PE-NTR provides the same advisory services previously provided by ARC and PE-NTR under the Prior Advisory Agreement and all reimbursable expenses under the Current Advisory Agreement are reimbursed solely to PE-NTR.
Under the terms of the Prior Advisory Agreement, we were to reimburse on a monthly basis ARC, PE-NTR or their respective affiliates for cumulative organization and offering costs and future organization and offering costs they incurred on our behalf, but only to the extent that the reimbursement would not exceed 2.0% of gross offering proceeds over the life of our initial public offering, which terminated on September 15, 2015, and our distribution reinvestment plan offering, which is ongoing. As of December 31, 2015, ARC, PE-NTR or their affiliates had paid approximately $18.1 million of organization and offering costs for which they were entitled to reimbursement, and which we had fully reimbursed. Of the amount reimbursed to ARC and PE-NTR, $7.5 million was allocated to reimbursement for personnel costs incurred by ARC and PE-NTR in connection with our initial public offering during the year ended December 31, 2014. Included in the amount of reimbursements allocated to personnel costs of PE-NTR was $523,600 in 2014 for a portion of the compensation of Jeffrey S. Edison, our Chief Executive Officer, $368,300 in 2014 for a portion of the compensation of Devin I. Murphy, our Chief Financial Officer, approximately $1.9 million in 2014 for a portion of the compensation of R. Mark Addy, our President and Chief Operating Officer, and approximately $1.9 million in 2014 for a portion of the compensation of John B. Bessey, our former Co-President and Chief Investment Officer. No such allocations were made during the year ended December 31, 2015
We paid ARC under the Prior Advisory Agreement and we pay PE-NTR under the Current Advisory Agreement an acquisition fee related to services provided in connection with the selection and purchase or origination of real estate and real estate-related investments. The acquisition fee is equal to 1.0% of the cost of investments acquired or originated by us, including any debt attributable to such investments. We incurred acquisition fees payable to ARC, PE-NTR and their affiliates of approximately $6.8 million and approximately $3.2 million for the years ended December 31, 2015 and 2014, respectively, all of which had been paid as of December 31, 2015.
In addition to acquisition fees, we reimbursed ARC and PE-NTR under the Prior Advisory Agreement and we continue to reimburse PE-NTR under the Current Advisory Agreement for customary acquisition expenses, whether or not we ultimately acquire an asset. For the years ended December 31, 2015 and 2014, we incurred acquisition expenses reimbursable to ARC and PE-NTR of approximately $1.2 million and approximately $403,000, respectively.
During the years ended December 31, 2015 and 2014, within 60 days after the end of each calendar quarter (subject to the approval of our board of directors), we, as the sole member of the general partner of Phillips Edison Grocery Center Operating Partnership II, L.P. (the “operating partnership”), caused the operating partnership to pay an asset management subordinated participation by issuing a number of restricted operating partnership units designated as Class B Units of our operating partnership (“Class B Units”) to ARC and PE-NTR equal to: (i) 0.25% multiplied by the cost of assets divided by (ii) (a) the value of one share of common stock as of the last day of such calendar quarter, which was equal to $22.50 (the primary offering price minus selling commissions and dealer manager fees).

Class B Units are subject to forfeiture until such time as: (a) the value of the operating partnership’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pretax, non-compounded annual return thereon, or the “economic hurdle”; (b) any one of the following events occurs concurrently with or subsequently to the achievement of the economic hurdle described above: (i) a listing of our common stock on a national securities exchange; (ii) a transaction to which we or our operating partnership shall be a party, as a result of which partnership units in our operating partnership or our common stock shall be exchanged for or converted into the right, or the holders of such securities shall otherwise be entitled, to receive cash, securities or other property or any combination thereof; or (iii) the termination of the Current Advisory Agreement without cause, provided that we do not engage an affiliate of PE-NTR as our new external advisor following such termination; and (c) PE-NTR is providing services to us immediately prior to the occurrence of an event of the type described in clause (b) above, unless the failure to provide such services is attributable to the termination without cause of the Current Advisory Agreement by an affirmative vote of a majority of our independent directors after the economic hurdle described above has been met.
Any outstanding Class B Units will be forfeited immediately if the Current Advisory Agreement is terminated for any reason other than a termination without cause. Any outstanding Class B Units will be forfeited immediately if the Current Advisory Agreement is terminated without cause by an affirmative vote of a majority of our board of directors before the economic hurdle described above has been met. During the years ended December 31, 2015 and 2014, the operating partnership issued a total of 214,294 and 17,515 Class B Units, respectively, to ARC and PE-NTR for the asset management services performed during the period from January 1, 2014 through September 30, 2015. In March, 2016, the operating partnership issued 113,522 additional Class B Units to ARC and PE-NTR for the asset management services performed during the period from October 1, 2015 through December 31, 2015. The Class B Units are participating securities that receive distributions at the same rates and dates as the distributions paid to our common stockholders. These distributions are calculated as the product of the number of Class B Units issued to date and the stated distribution rate at the time such distribution is authorized.
During the years ended December 31, 2015 and 2014, we paid ARC under the Prior Advisory Agreement and PE-NTR under the Current Advisory Agreement a financing coordination fee equal to a total of 0.75% of the amount available and/or outstanding under such financing or such assumed debt, subject to certain limitations. We incurred financing fees payable to ARC, PE-NTR and their affiliates of approximately $554,000 and approximately $1.7 million, respectively, for the years ended December 31, 2015 and 2014, all of which had been paid as of December 31, 2015. Effective as of January 1, 2016, we no longer pay a financing coordination fee to PE-NTR.
Under the terms of a separate agreement between ARC and PE-NTR, PE-NTR generally assigns to ARC 15% of all acquisition fees, financing coordination fees and disposition fees paid to PE-NTR under the Current Advisory Agreement.
The Conflicts Committee considers our relationships with ARC and PE-NTR during 2015 and 2014 to be fair. The Conflicts Committee believes that the amounts payable to PE-NTR are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation is necessary in order for PE-NTR to provide the desired level of services to us and our stockholders.
Joint Venture
On March 22, 2016, we entered into a joint venture through our indirect wholly-owned subsidiary, PE OP II Value Added Grocery, LLC (“REIT Member”), with a limited partnership (“Investor Member”) affiliated with TPG Real Estate, and with PECO Value Added Grocery Manager, LLC (“PECO Member”), a wholly-owned subsidiary of Phillips Edison Limited Partnership and an affiliate of PE-NTR and our property manager. The joint venture was formed pursuant to the Limited Liability Company Agreement (the “Joint Venture Agreement”) of Phillips Edison Value Added Grocery Venture, LLC (the “Joint Venture”).
    The Joint Venture Agreement provides for the ownership and operation of the Joint Venture, in which the REIT Member owns a 20% initial equity interest and Investor Member owns an 80% initial equity interest. Under the terms of the Joint Venture, REIT Member and Investor Member will contribute up to $50 million and $200 million of equity, respectively. The Joint Venture members expect to utilize leverage in an effort to maximize the returns on the capital contributions of the members.
The Joint Venture is expected to concentrate on investment opportunities that are outside our current core investment focus, targeting investments and properties that are more opportunistic and value-add. Potential investment opportunities of us and other affiliates of PECO Member that meet the Joint Venture’s target investment criteria will be subject to a right of first offer in favor of the Joint Venture until the earlier of either March 22, 2019 or the investment of all of the Joint Venture’s capital. Whether an investment opportunity is subject to this right of first offer will be based on a variety of factors, including the estimated risk and return characteristics of the opportunity, which are based initially on PECO Member’s diligence and underwriting and which are more typical of the opportunistic and value-add properties that are to be the focus of the Joint Venture.
    PECO Member will manage and conduct the day-to-day operations and affairs of the Joint Venture, subject to certain major decisions set forth in the Joint Venture Agreement that require either the consent of a majority in interest of the Joint Venture members or the unanimous consent of the Joint Venture members. Under these provisions of the Joint Venture Agreement, REIT Member has customary approval rights in respect of major decisions, but does not have the right to cause or prohibit various material transactions, including acquisitions, dispositions, financings, significant leasing, causing the Joint Venture to make distributions, significant capital expenditures and related investment decisions or actions in respect of litigation. TPG has the ability to remove PECO Member as manager of the Joint Venture under certain circumstances, including a default by PECO Member.
The Joint Venture’s income, losses and distributions will generally be allocated based on the members’ respective ownership interests, including the PECO Member promote described below. Distributions of net cash are anticipated to be made on a monthly basis, as appropriate. Additional capital contributions in proportion to the members’ respective capital interests to the Joint Venture may be required.
    Pursuant to the Joint Venture Agreement, PECO Member is entitled to a customary promote subject to a preferred return and a hurdle. With respect to REIT Member’s investment, PECO Member will receive 15% of net operating cash flow distributions after a 10% return, and then 22.5% after a 15% return. PECO Member will also be entitled to a quarterly asset management fee equal to a percentage of the aggregate investment value of the property owned by the Joint Venture. The portion of the asset management fee payable with respect to REIT Member’s investment will be (1) 0.5% until an aggregate amount of $917,500 has been paid to PECO Member and (2) 1.0% thereafter.
    The Joint Venture Agreement contains certain restrictions on a member’s ability to transfer its interests in the Joint Venture, provisions providing for buy/sell procedures in certain circumstances (including in the event of a deadlock) and certain restrictions on PECO Member and certain of its affiliates, including us, in entering into new leasing arrangements with existing tenants of the Joint Venture’s properties.
The term of the Joint Venture will expire seven years after the date of the Joint Venture Agreement, unless otherwise extended by the members in accordance with the terms of the Joint Venture Agreement.
Simultaneously with the Joint Venture Agreement, the REIT Member entered into a Contribution Agreement with Investor Member and the Joint Venture (the “Contribution Agreement”), pursuant to which the REIT Member contributed to the Joint Venture its ownership interests in six grocery-anchored shopping center properties (the “Initial Properties”), valued at approximately $94.3 million. Each of the REIT Member and Investor Member made initial capital contributions in accordance with their respective ownership percentages toward the value of the Initial Properties, and the balance of the value of the Initial Properties was distributed to the REIT Member by the Joint Venture.
On March 22, 2016, the Joint Venture also entered into a Master Property Management, Leasing and Construction Management Agreement with our property manager, pursuant to which our property manager will act as the property manager for the Initial Properties and will have responsibility for the day-to-day management, operation and maintenance of the Initial Properties. Under the terms of this agreement, our property manager will receive a monthly management fee equal to 4.0% of the gross revenues collected from the operation of each property, certain leasing and construction management fees at market rates for the geographic area in which any property is located and reimbursements for certain expenses and costs.
The Conflicts Committee determined the terms of the Joint Venture Agreement to be fair and reasonable to the company and on substantially the same terms as those received by the other joint venturers. Paul J. Massey, Jr., one of the members of our Conflicts Committee, abstained from voting on the approval of the Joint Venture Agreement because he is President, New York Investment Sales of Cushman & Wakefield, which was acquired by an affiliate of TPG Real Estate in September 2015.
Our Relationship with the Property Manager
All of our real properties are managed and leased by our property manager. Our property manager manages real properties acquired by the Phillips Edison affiliates or other third parties.
Until June 1, 2014, we paid to our property manager monthly property management fees equal to 4.5% of the annualized gross revenues of the properties managed by our property manager. On June 1, 2014, this amount decreased to 4.0% of the annualized gross revenues of such properties. In addition to the property management fee, if our property manager provides leasing services with respect to a property, we pay our property manager leasing fees in an amount equal to the usual and customary leasing fees charged by unaffiliated persons rendering comparable services based on national market rates. We pay a leasing fee to our property manager in connection with a tenant’s exercise of an option to extend an existing lease, and the leasing fees payable to the property manager may be increased by up to 50% in the event that the property manager engages a co-broker to lease a particular vacancy. We reimburse the costs and expenses incurred by our property manager on our behalf, including legal, travel and other out-of-pocket expenses that are directly related to the management of specific properties, as well as fees and expenses of third-party accountants.
If we engage our property manager to provide construction management services with respect to a particular property, we will pay a construction management fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the property.
Our property manager hires, directs and establishes policies for employees who have direct responsibility for the operations of each real property it manages, which may include, but is not limited, to on-site managers and building and maintenance personnel. Certain employees of our property manager may be employed on a part-time basis and may also be employed by PE-NTR or certain of its affiliates. Our property manager also directs the purchase of equipment and supplies and will supervise all maintenance activity.
For the year ended December 31, 2015, we incurred property management fees of approximately $2.1 million, leasing fees of approximately $1.8 million, and construction management fees of approximately $377,000 due to our property manager. As of December 31, 2015, approximately $307,000 of property management fees, $86,000 of leasing commissions and $68,000 of construction management fees remained due and payable to our property manager. For the year ended December 31, 2014, we incurred property management fees of approximately $273,000, leasing fees of approximately $245,000, and construction management fees of approximately $26,000 due to our property manager. Additionally, our property manager incurred approximately $2.0 million and $251,000 of costs and expenses on our behalf for which our property manager was entitled to reimbursement during the year ended December 31, 2015 and 2014, respectively, of which approximately $1.2 million remained due and payable as of December 31, 2015. Of these costs and expenses, $233,419 in 2015 and $41,465 in 2014 was attributable to travel related expenses for business purposes on aircraft owned by a company in which Mr. Edison has a 50% ownership interest. The aircraft were utilized to provide timely and cost-effective travel alternatives in connection with company related business activities at market rates.
The Conflicts Committee believes that this arrangement with our property manager is fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

Our Relationship with the Dealer Manager
The dealer manager provided certain sales, promotional and marketing services in connection with the distribution of the shares of common stock offered in our primary initial public offering. The dealer manager was generally paid a sales commission equal to 7.0% of the gross proceeds from the sale of shares of the common stock sold in our primary offering and a dealer manager fee equal to 3.0% of the gross proceeds from the sale of shares of the common stock sold in our primary offering. Alternatively, a participating broker-dealer could elect to receive a fee equal to 7.5% of the gross proceeds from the sale of shares by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1.0% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the dealer manager fee will be reallowed such that the combined selling commission and dealer manager fee do not exceed 10.0% of the gross proceeds from the sale of our common stock.
Dealer manager fees incurred during the year ended December 31, 2015 were approximately $16.6 million, of which $5.7 million was re-allowed to participating broker-dealers. Dealer manager fees incurred during the year ended December 31, 2014 were approximately $16.6 million, of which $6.4 million was re-allowed to participating broker-dealers. Selling commissions incurred during the years ended December 31, 2015 and 2014 were approximately $34.6 million and $36.2 million, respectively, all of which were re-allowed to participating broker-dealers.
The Conflicts Committee believes that this arrangement with the dealer manager was fair. The compensation paid to the dealer manager reflects our belief that such selling commissions and dealer manager fees maximizes the likelihood that we will be able to achieve our goal of acquiring a large, diversified portfolio of real estate and real estate-related investments.
Our Relationship with the Transfer Agent
Prior to February 2016, we were a party to a transfer agent agreement with American National Stock Transfer, LLC, or our former transfer agent, which is an entity under common ownership with our former American Realty Capital sponsor. Pursuant to this agreement, our former transfer agent provided customer service to investors and supervises third party vendors, including DST Systems, Inc., in its execution of investor subscription agreements and other administrative forms.  PE-NTR paid the former transfer agent certain fees for the provision of such services. We reimbursed PE-NTR for these fees through the reimbursement of organization and offering costs. Such fees incurred during the years ended December 31, 2015 and 2014 were approximately $1.3 million and $659,000, respectively, of which approximately $150,000 was due and payable as of December 31, 2015. In addition, subsequent to the close of the primary portion of our offering, we incurred fees of $559,000 that were payable by us to our former transfer agent, of which approximately $420,000 was due and payable as of December 31, 2015.

April 8, 2016	The Conflicts Committee of the Board of Directors: C. Ann Chao (Chairwoman), David W. Garrison, Paul J. Massey, Jr., and Mark D. McDade

Nomination of Directors
General
We do not have a standing nominating committee. However, our Conflicts Committee is responsible for identifying and nominating replacements for vacancies among our independent director positions. Our board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled exclusively by a committee composed only of independent directors, our board of directors has determined that the creation of a standing nominating committee is not necessary. Nominations for replacements for vacancies among non-independent director positions are considered and made by the full board of directors. We do not have a charter that governs the director nomination process.
Board Membership Criteria
The board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills such as an understanding of commercial real estate, capital markets, business leadership, accounting and financial management. No one person is likely to possess deep experience in all of these areas. Therefore, the board of directors has sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate’s independence from us and our affiliates and the ability of the candidate to participate in board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the Conflicts Committee shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience and at least one of our independent directors shall be a financial expert with at least three years of relevant financial experience. Each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. As detailed in the director biographies below, the board of directors believes that the slate of directors recommended for election at the annual meeting possesses these diverse skills and experiences.

Selection of Directors

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors, through the Conflicts Committee, must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In order to be considered by the board of directors or the Conflicts Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” on page 42. In evaluating the persons recommended as potential directors, the board of directors and the Conflicts Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the board of directors and the Conflicts Committee determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or the Conflicts Committee) by satisfying the procedural requirements for such nomination as provided in Section 11 of our Bylaws.

Oversight of Executive Officer and Director Compensation
We do not have a standing compensation committee as we have no paid employees and our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of PE-NTR and its affiliates and are compensated by these entities, in part, for their services to us. Thus, we do not expect our board of directors to be required to act upon matters of executive compensation. Our Conflicts Committee is, however, expected to act upon the continuation, renewal or enforcement of the advisory agreement with PE-NTR pursuant to which PE-NTR receives fees and reimbursement of expenses from which it compensates our executive officers. Our Conflicts Committee is also responsible for discharging the board of directors’ responsibilities relating to the compensation of our directors and would be expected to act upon matters of executive compensation as necessary.

Stockholder Communications with the Board of Directors
We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to Mr. David W. Garrison, the Chairman of our Audit Committee, in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to Ms. C. Ann Chao, the Chairwoman of our Conflicts Committee, in care of our Secretary at our headquarters address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.

Stockholders also may communicate concerns with our directors at our annual meeting. We expect all of our directors to be present at our 2016 annual meeting. All of our directors were present, in person or via telephone, at our 2015 annual meeting.

Board Leadership Structure and Role in Risk Oversight
Chief Executive Officer and Board Chair Positions
Mr. Edison serves as both our chief executive officer and as chairman of our board of directors. As chief executive officer, Mr. Edison manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. As chairman of the board of directors, Mr. Edison presides over board and stockholder meetings, represents our company at public events and oversees the setting of the agenda for those meetings and the dissemination of information about our company to the board of directors. Our board of directors believes that it is appropriate for our company that one person serve in both capacities. Mr. Edison co-founded our company and devotes a substantial amount of his time to its management. With his greater knowledge of our company’s day-to-day operations, our board of directors believes that Mr. Edison is in the best position to oversee the setting of the agenda for the meetings of the board of directors and the dissemination of information about our company to the board of directors. Our board of directors believes that Mr. Edison is best suited to preside over stockholder meetings and that his representation of our company at public events is good for our company’s growth.
Some commentators regarding board leadership advocate separating the role of board chair and chief executive officer, maintaining that such separation creates a system of checks and balances to prevent one person from having too much power. Our board of directors believes that this issue is less of a concern for our company than many others. Our board of directors has four independent directors out of a five-member board of directors. Those four directors constitute the Conflicts Committee, which has the maximum power delegable to a board committee under Maryland law. As an externally advised company, many matters raise conflicts of interest. As a result, our Conflicts Committee largely directs the management of our company. Given the power and dominance of the Conflicts Committee, our board of directors has few concerns regarding concentration of power and believes it is in our best interest that Mr. Edison serves as both chief executive officer and chairman of the board.
Risk Oversight
Our executive officers and PE-NTR are responsible for the day-to-day management of risks faced by our company, while our board of directors has an active role in the oversight of the management of such risks. The entire board is actively involved in overseeing risk management for the company through (1) its approval of all property acquisitions and the incurrence and assumption of debt; (2) its oversight of our executive officers, PE-NTR and its affiliates; (3) its review and approval of all transactions with affiliated parties; (4) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports on property operating data, compliance with debt covenants, actual and projected financial results, compliance with requirements set forth in our charter, and various other matters relating to our business; and (5) regular periodic reports from our independent public accounting firm to the Audit Committee regarding various areas of potential risk, including, among others, those relating to our qualification as a REIT for tax purposes.

Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2016 annual meeting, and all of our directors have been nominated to be re-elected to serve until the 2017 annual meeting and until their successors are elected and qualified.

Name	Position(s)	Age*	Year First Became a Director
Jeffrey S. Edison	Chairman of the Board of Directors and Chief Executive Officer	55	2013
R. Mark Addy	President and Chief Operating Officer	54	N/A
Devin I. Murphy	Chief Financial Officer, Treasurer and Secretary	56	N/A
Jennifer L. Robison	Chief Accounting Officer	39	N/A
C. Ann Chao	Independent Director	55	2013
David W. Garrison	Independent Director	60	2013
Paul J. Massey, Jr.	Independent Director	56	2014
Mark D. McDade	Independent Director	60	2013
* As of the date of this filing
Jeffrey S. Edison - (Chairman of our Board of Directors and Chief Executive Officer) Mr. Edison has been chairman of our board of directors and our chief executive officer since August 2013. Mr. Edison has served as chairman or co-chairman of the board of directors and chief executive officer of Phillips Edison Grocery Center REIT I, Inc. (“PEGCR I”) since December 2009. Mr. Edison, together with Michael C. Phillips, founded Phillips Edison in 1991 and has served as a principal of Phillips Edison since 1995. From 1991 to 1995, Mr. Edison was employed by Nations Bank’s South Charles Realty Corporation, serving as a senior vice president from 1993 until 1995 and as a vice president from 1991 until 1993. Mr. Edison was employed by Morgan Stanley Realty Incorporated from 1987 until 1990 and The Taubman Company from 1984 until 1987. Mr. Edison received his bachelor’s degree in mathematics and economics from Colgate University in 1982 and a master’s degree in business administration from Harvard Business School in 1984.
Among the most important factors that led to our board of directors’ recommendation that Mr. Edison serve as our director are Mr. Edison’s leadership skills, integrity, judgment, knowledge of our company and PE-NTR, his prior experience as a director and chief executive officer of PEGCR I and his commercial real estate expertise.
R. Mark Addy - (President and Chief Operating Officer) Mr. Addy has served as our president or co-president and chief operating officer since August 2013. Mr. Addy has served as the president or co-president of PEGCR I since April 2013 and as the chief operating officer of PEGCR I since October 2010. Mr. Addy has also served as the president of the PEGCR I advisor from October 2010 to April 2013 and as co-president since April 2013. Mr. Addy served as chief operating officer for Phillips Edison from 2004 to October 2010. He served Phillips Edison as senior vice president from 2002 until 2004, when he became chief operating officer. Mr. Addy was the top executive in the Cincinnati, Ohio headquarters, responsible for implementing the company’s growth strategy. Prior to joining Phillips Edison, Mr. Addy practiced law with Santen & Hughes in the areas of commercial real estate, financing and leasing, mergers and acquisitions, and general corporate law from 1987 until 2002. Mr. Addy was the youngest law partner in the 50 year history of Santen & Hughes, and served as president of Santen & Hughes from 1996 through 2002. While at Santen & Hughes, he represented Phillips Edison from its inception in 1991 to 2002. Mr. Addy received his bachelor’s degree in environmental science and chemistry in 1984 from Bowling Green State University, where he received the President’s Award for academic achievement and was a member of the Order of the Omega leadership honor society. Mr. Addy received his law degree from the University of Toledo, where he was a member of the Order of the Barristers.
Devin I. Murphy - (Chief Financial Officer, Treasurer and Secretary) Mr. Murphy has served as our chief financial officer, treasurer and secretary since August 2013. Mr. Murphy has served as the chief financial officer, treasurer and secretary of PEGCR I since June 2013. He previously served as vice chairman of investment banking at Morgan Stanley from November 2009 to June 2013. He began his real estate career in 1986 when he joined the real estate group at Morgan Stanley as an associate. Prior to rejoining Morgan Stanley in June 2009, Mr. Murphy was a managing partner of Coventry Real Estate Advisors, or Coventry, a real estate private equity firm founded in 1998 which sponsors a series of institutional investment funds that acquire and develop retail properties. Since its inception, Coventry has invested over $2.5 billion in retail assets. Prior to joining Coventry in March 2008, Mr. Murphy served as global head of real estate investment banking for Deutsche Bank Securities, Inc. from February 2004 until November 2007. At Deutsche Bank, Mr. Murphy ran a team of over 100 professionals located in eight offices in the U.S., Europe, and Asia. Mr. Murphy’s Deutsche Bank team was recognized as an industry leader and under his management executed over 500 separate transactions on behalf of clients representing total transaction volume exceeding $400 billion. Prior to joining Deutsche Bank, Mr. Murphy was with Morgan Stanley for 15 years. He held a number of senior positions at Morgan Stanley including co-head of U.S. real estate investment banking and head of the private capital markets group, or PCM. PCM is the team at Morgan Stanley responsible for raising equity capital for Morgan Stanley’s real estate private equity funds as well as private equity capital on behalf of clients. During the time that Mr. Murphy ran PCM, the team raised in excess of $5 billion of equity capital. Mr. Murphy served on the investment committee of the Morgan Stanley Real Estate Funds from 1994 until his departure in 2004. During his tenure on the investment committee, the Morgan Stanley Real Estate Funds invested over $6.5 billion of equity capital globally in transactions with a total transaction value in excess of $35 billion. Mr. Murphy has served as an advisory director for Hawkeye Partners, a real estate private equity firm headquartered in Austin, Texas, since March 2005 and for Trigate Capital, a real estate private equity firm headquartered in Dallas, Texas, since September 2007. Mr. Murphy is a member of the Urban Land Institute, the Pension Real Estate Association and the National Association of Real Estate Investment Trusts (“NAREIT”). He received a bachelor of arts with honors from the College of William and Mary and a master of business administration from the University of Michigan.
Jennifer L. Robison - (Chief Accounting Officer) Ms. Robison has served as our chief accounting officer since March 2015. Ms. Robison has also served as the chief accounting officer of PEGCR I since March 2015. Ms. Robison has served as the senior vice president and chief accounting officer of Phillips Edison & Company since July 2014. She previously served as vice president, financial reporting at Ventas, Inc., an S&P 500 company and one of the 10 largest equity REITs in the country, from February 2005 to July 2014. Prior to her time at Ventas, Ms. Robison served as an audit manager at Mountjoy Chilton Medley LLP from September 2003 to February 2005. Ms. Robison began her career at Ernst & Young LLP, serving most recently as assurance manager, and was an employee there from February 1996 to September 2003. She received a bachelor of arts in accounting from Bellarmine University, where she graduated magna cum laude. Ms. Robison is a certified public accountant and a member of the AICPA, NAREIT and the SEC Professional Group.
C. Ann Chao - (Independent Director) Ms. Chao has served as one of our directors since September 2013. Ms. Chao is a former investment banker and financial analyst. From September 2003 to June 2012, Ms. Chao served in various volunteer and professional capacities at the United Nations International School in New York, including as co-chair of its capital campaign. From 1992 to 1997, she was with Goldman Sachs in New York, most recently as a vice president in its public finance group where she specialized in corporate tax-exempt debt underwriting. From 1986 to 1990, she was an equity research analyst and broker with Jardine Fleming (now part of JPMorgan Chase) and affiliates, based in Hong Kong and New York. Ms. Chao is a former board member of TADA!, a philanthropic musical theater organization for children, and is a current board member of The Diller-Quaile School of Music in New York. She received a bachelor of arts in economics from Colgate University in 1982 and a master’s degree in public policy from Harvard University in 1992.
Among the most important factors that led to the board of directors’ recommendation that Ms. Chao serve as our director are Ms. Chao’s integrity, judgment, leadership skills, accounting and financial management expertise and independence from management, our sponsor and their affiliates.
David W. Garrison - (Independent Director) Mr. Garrison has served as one of our directors since September 2013. Mr. Garrison is currently chief navigator of Garrison Growth, an international consulting services firm. From October 2002 to June 2013, Mr. Garrison served as chief executive officer and director of iBahn Corp. (formerly STSN), a provider of broadband services for hotels. On September 6, 2013, iBahn Corp. filed for bankruptcy protection under the provisions of Chapter 11 of the United States Bankruptcy Code for the District of Delaware. Such action was dismissed by the court on February 3, 2015. From 2000 to 2001, Mr. Garrison was chairman and chief executive officer of Verestar, a satellite services company, where he also served on the board of Verestar's parent company, American Tower. From 1995 to 1998, Mr. Garrison was chairman and chief executive officer of Netcom, a pioneer Internet service provider. From January 2003 to July 2013, Mr. Garrison served as a director of SonicWall, Inc., where at various times he served on the Audit Committee, the Compensation Committee (Chair) and the Corporate Governance and Nominations Committee. From 1997 to 2002, Mr. Garrison served as an independent director of Ameritrade, the first online trading company, and he was also the chair of the compensation committee and lead independent director at different times. Mr. Garrison holds a bachelor of science degree from Syracuse University and a master of business administration degree from Harvard University.
Among the most important factors that led to the board of directors’ recommendation that Mr. Garrison serve as our director are Mr. Garrison’s integrity, judgment, leadership skills, commercial business experience, public company director experience and independence from management, our sponsors and their affiliates.
Paul J. Massey, Jr. - (Independent Director) Mr. Massey has been one of our directors since July 2014. Mr. Massey has also served as a director of PEGCR I since July 2010. Mr. Massey began his career in 1983 at Coldwell Banker Commercial Real Estate Services in Midtown Manhattan, first as the head of the market research department, and next as an investment sales broker. Together with partner Robert A. Knakal, whom he met at Coldwell Banker, he then founded Massey Knakal Realty Services, which became New York City’s largest investment property sales brokerage firm, of which Mr. Massey served as chief executive officer. With 250 sales professionals serving more than 200,000 property owners, Massey Knakal Realty Services was ranked as New York City’s #1 property sales company in transaction volume by the CoStar Group, a national, independent real estate analytics provider. With more than $4 billion in annual sales, Massey Knakal was also ranked as one of the nation’s largest privately owned real estate brokerage firms. On December 31, 2014, Massey Knakal was sold to global commercial real estate firm Cushman & Wakefield, Inc., for which Mr. Massey now serves as president - New York investment sales. In September 2015, an affiliate of TPG Real Estate acquired Cushman & Wakefield. In 2007, Mr. Massey was the recipient of the Real Estate Board of New York’s (“REBNY”) prestigious Louis B. Smadbeck Broker Recognition Award. Mr. Massey also serves as chairman for REBNY’s Ethics and Business Practice Subcommittee, is a director on the Commercial Board of Directors of REBNY, is an active member of the Board of Trustees for the Lower East Side Tenement Museum and serves as a chair or member of numerous other committees. Mr. Massey graduated from Colgate University with a Bachelor of Arts degree in economics.
Among the most important factors that led to the board of directors’ recommendation that Mr. Massey serve as our director are Mr. Massey’s integrity, judgment, leadership skills, extensive commercial real estate expertise, familiarity with our company and independence from management and our sponsor and its affiliates.
Mark D. McDade - (Independent Director) Mr. McDade has served as one of our directors since September 2013. Mr. McDade has served as executive vice president of Established Brands, Solutions and Supply for UCB since February 2013. He also currently serves as chief operating officer of UCB, SA, located in Brussels, Belgium. From April 2008 to February 2013, Mr. McDade served as executive vice president of Global Operations for UCB. From 2002 until late 2007, Mr. McDade served as chief executive officer and a director of PDL Biopharma Inc., an antibody-based biopharmaceutical company located in Redwood City, California. Prior to 2002, he served as chief executive officer of Signature Bioscience Inc., located in San Francisco, California. Mr. McDade was founder and a director of Corixa Corporation, where he served as chief operating officer from September 1994 to December 1998 and as president and chief operating officer from January 1999 until his departure in late 2000 to join Signature Bioscience Inc. Before Corixa Corporation, Mr. McDade was chief operating officer of Boehringer Mannheim Therapeutics, the bio-pharmaceutical division of Corange Ltd., and prior to that he held several positions at Sandoz Ltd., including in business development, product management and general management. Mr. McDade received his bachelor of arts degree from Dartmouth College and his master of business administration degree from Harvard Business School.

Among the most important factors that led to the board of directors’ recommendation that Mr. McDade serve as our director are Mr. McDade’s integrity, judgment, leadership skills, commercial business experience, public company director experience, and independence from management and our sponsors and their affiliates.
Compensation of Executive Officers
Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of PE-NTR and its affiliates and are compensated by these entities, in part, for their services to us. Under the terms of the Current Advisory Agreement, PE-NTR is responsible for providing our day-to-day management, subject to the authority of our board of directors. See “Report of the Conflicts Committee” for a discussion of the fees paid and expenses reimbursed to PE-NTR and its affiliates in connection with managing our operations.
Compensation of Directors
We have provided below certain information regarding compensation paid to or earned by our directors during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Jeffrey S. Edison (1)	—	—
William M. Kahane (1)(2)	—	—
C. Ann Chao	$44,000	$44,000
David W. Garrison	$63,750	$63,750
Paul J. Massey, Jr.	$40,000	$40,000
Mark D. McDade	$40,000	$40,000
_____________________________
(1)    Directors who are not independent of us do not receive compensation for services rendered as a director.

(2)	On January 22, 2015, William M. Kahane resigned from our board of directors. Mr. Kahane did not have any disagreements with management on any matters related to our operations, policies or practices.

Cash Compensation
We pay each of our independent directors:

•	an annual retainer of $30,000;

•	$1,000 per each board meeting attended;

•	$1,000 per each committee meeting attended;

•	an annual retainer of $30,000 for the chair of the Audit Committee; and

•	an annual retainer of $3,000 for the chair of the Conflicts Committee.

During the term of our primary public offering, our independent directors had the option to receive their applicable director compensation in the form of shares of our common stock, rather than cash. Such shares were purchased on each director’s behalf at a price of $22.50 per share, as no dealer manager fees or selling commissions were paid in connection with such transactions.

In addition, we have reserved 200,000 shares of common stock for future issuance pursuant to awards granted under the 2013 Independent Director Stock Plan (described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

2013 Long-Term Incentive Plan
We have adopted the 2013 Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan is intended to attract and retain officers, advisors and consultants (including key employees thereof) considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. Although we do not currently intend to hire any employees, any employees we may hire in the future would also be eligible to participate in the Incentive Plan. The Incentive Plan may be administered by a committee appointed by the board of directors, which we refer to as the plan committee, or by the board of directors itself if no committee is appointed. The Incentive Plan authorizes the granting of awards to participants in the following forms:

•	options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code;

•	stock appreciation rights (“SARs”) which give the holder the right to receive the difference between the fair market value per share of common stock on the date of exercise over the SAR grant price;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	restricted stock, which is subject to restrictions on transferability and other restrictions set by the plan committee;

•
restricted stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, in the future, which right is subject to certain restrictions and to risk of forfeiture;

•	deferred stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, at a future time;

•	distributions equivalents, which entitle the participant to payments equal to any distributions paid on the shares of stock underlying an award; and

•	other stock-based awards at the discretion of the plan committee, including unrestricted stock grants.

All awards must be evidenced by a written agreement with the participant, which will include the provisions specified by the plan committee. We may not issue options or warrants to purchase our capital stock to our advisor, our directors or officers or any of their affiliates, except on the same terms as such options or warrants are sold to the general public. We may not issue options or warrants at exercise prices less than the fair market value of the underlying securities on the date of grant or for consideration (which may include services) that in the judgment of the plan committee has a market value less than the value of such option or warrant on the date of grant. Any options, warrants or other stock awards we issue to PE-NTR, our directors or officers or any of their affiliates, whether under this plan or under the Amended and Restated 2013 Independent Director Stock Plan (discussed below), shall not exceed an amount equal to 5% of our outstanding capital stock on the date of grant.

The plan committee will administer the Incentive Plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. Awards will not be granted under the Incentive Plan if the grant, vesting or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by the plan committee, no award granted under the Incentive Plan will be transferable except through the laws of descent and distribution or except, in the case of an incentive stock option, pursuant to a qualified domestic relations order.

We have reserved 4,000,000 shares for issuance pursuant to awards granted under the Incentive Plan. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock distribution, stock split, spin-off, rights offering or large nonrecurring cash distribution), the share authorization limits under the Incentive Plan will be adjusted proportionately, and the plan committee must make such adjustments to the Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock distribution or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

The Incentive Plan will automatically expire on November 7, 2023, unless extended or earlier terminated by the board of directors. The board of directors or the plan committee may terminate the Incentive Plan at any time, but termination will have no adverse impact on any award that is outstanding at the time of the termination. The board of directors or the plan committee may amend the Incentive Plan at any time, but no amendment to the Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Incentive Plan. No termination or amendment of the Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The plan committee may amend or terminate outstanding awards, but such amendment or termination may require consent of the participant. Unless approved by our stockholders, the original term of an option may not be extended. Unless permitted by the anti-dilution provisions of the Incentive Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, without approval by our stockholders.

No awards have been issued under the Incentive Plan, and we currently have no plans to issue any awards.

2013 Independent Director Stock Plan
We have adopted a long-term incentive plan that we will use to attract and retain qualified independent directors. Our 2013 Independent Director Stock Plan (the “Independent Director Plan”) offers independent directors an opportunity to participate in our growth through awards of shares of restricted common stock subject to time-based vesting.
Our Conflicts Committee will administer the Independent Director Plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the Independent Director Plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Internal Revenue Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by our board of directors, no award granted under the Independent Director Plan will be transferable except through the laws of descent and distribution.

We have authorized and reserved 200,000 shares for issuance under the Independent Director Plan. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock distribution, stock split, spin-off, rights offering or large nonrecurring cash distribution), the share authorization limits under the Independent Director Plan will be adjusted proportionately and the board of directors will make such adjustments to the Independent Director Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock distribution or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Independent Director Plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

The Conflicts Committee may in its sole discretion at any time determine that all or a part of a director’s time-based vesting restrictions on all or a portion of a director’s outstanding shares of restricted stock will lapse, as of such date as the Conflicts Committee may, in its sole discretion, declare. The Conflicts Committee may discriminate among participants or among awards in exercising such discretion.

The Independent Director Plan will automatically expire on November 7, 2023, unless extended or earlier terminated by the board of directors. The board of directors may terminate the Independent Director Plan at any time. The expiration or other termination of the Independent Director Plan will not, without the participants’ consent, have an adverse impact on any award that is outstanding at the time the Independent Director Plan expires or is terminated. The board of directors may amend the Independent Director Plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the Independent Director Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Independent Director Plan.

No awards have been issued under the Independent Director Plan.

Equity Compensation Plan Information

We have adopted the Incentive Plan and the Independent Director Plan, which, collectively, are intended to attract and retain officers, directors, advisors and consultants considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. Although we do not currently intend to hire any employees, any employees we may hire in the future would also be eligible to participate in the Incentive Plan. We have reserved 4,000,000 shares of common stock for issuance pursuant to awards granted under the Incentive Plan. We have also reserved 200,000 shares of common stock for issuance pursuant to awards under the Independent Director Plan. Both plans were approved prior to commencement of our offering on November 7, 2013 by our board of directors and by PE-NTR, which was our sole stockholder at the time. No awards have been issued under either of the plans, and we currently have no plans to issue any awards under either plan.

STOCK OWNERSHIP

The following table shows, as of April 8, 2016, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors and director nominees, (3) our executive officers and (4) all of our directors, director nominees and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage
Jeffrey S. Edison	42,222 (3)	*
R. Mark Addy	2,503	*
Devin I. Murphy	0	*
Jennifer L. Robison	0	*
C. Ann Chao	0	*
David W. Garrison	842	*
Paul J. Massey, Jr.	2,259	*
Mark D. McDade	3,156	*
All officers, directors and director nominees as a group	50,982	*
*    Less than 1.0%
____________________________

(1)	Address of each named beneficial owner is c/o Phillips Edison Grocery Center REIT II Inc., 11501 Northlake Drive, Cincinnati, Ohio 45249.
(2)    None of the shares are pledged as security.

(3)	PE-NTR has acquired 8,889 shares of common stock from us. Mr. Edison indirectly owns and controls PE-NTR, and therefore has voting and dispositive control of the shares held by PE-NTR.

Section 16(a) Beneficial Ownership Reporting Compliance
Under U.S. securities laws, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2015, except that the report on Form 4 of David W. Garrison, one of our directors, dated May 1, 2015, was inadvertently filed late.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2017 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

• Mr. Jeffrey S. Edison	• Mr. Paul J. Massey, Jr.
• Ms. C. Ann Chao	• Mr. Mark D. McDade
• Mr. David W. Garrison

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 19 through 22.

Vote Required

Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Recommendation
Your board of directors unanimously recommends a vote FOR all nominees listed for re-election as directors.

PROPOSAL 2. AMENDMENT OF OUR CHARTER
Background
General
Our board of directors recommends that you approve the proposed Second Articles of Amendment and Restatement (the “Second Articles”), a copy of which is attached hereto as Exhibit A. The Second Articles effect certain specific amendments to our charter, which are described more fully below. Before considering the specific amendments, however, you should review the information included in this “Background” section as it provides additional information regarding our board of director’s decision to ask our stockholders to approve amendments to our charter.
NASAA REIT Guidelines
Because shares of our common stock were not listed on a national securities exchange, and were not expected to be listed in connection with our initial public offering of shares of our common stock, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs. As we ceased raising capital in a primary public offering in September 2015 and do not intend to raise capital publicly as an unlisted company in the future, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines. We use the term “primary public offering” to distinguish our initial public offering from our ongoing offering pursuant to our distribution reinvestment plan. We have been advised that our distribution reinvestment plan offering does not require that our charter conform to the requirements of the NASAA REIT Guidelines.
Management Structure
In connection with our formation, our sponsor opted for an externally advised structure because the costs of hiring our own employees would be too high as a blind-pool real estate investment trust. However, now that we have completed our offering stage and have a substantial portfolio, a self-managed structure may be in our best interest. In the past, some non-traded REITs have chosen to become self-managed by merging with an affiliate of their external advisor. The consideration for some of those mergers has struck some stockholders and industry observers as too high. Our charter currently includes a provision that prohibits paying any consideration to merge with an affiliate of our sponsor in order to effect an internalization. The effect of this provision is not to forever preclude such an internalization but rather to give our stockholders an opportunity to consider the matter before doing so.
Our board has not approached our sponsor about an internalization, nor has our sponsor made us an offer with respect to an internalization. If our board decided to pursue this option, unless our charter had been amended in advance, stockholder approval would be a condition to closing the transaction. The uncertainty caused by such a condition to closing could increase the risks of pursuing a transaction for the participants, and might make them less likely to pursue a transaction that ultimately could benefit our stockholders. If the provision is removed from our charter now, however, the parties may be more willing to undertake the significant costs and time commitment of pursuing an internalization. Moreover, the overall costs of a transaction would be lower because having a stockholder vote on a merger agreement would require more extensive disclosure and any related fairness opinion from an investment bank could be more expensive when it is to be included in a proxy statement. However, if the provision is removed now, the stockholders would lose the opportunity to consider the actual terms of an internalization transaction. Although any such transaction would be negotiated by independent directors and would not occur unless a majority of independent directors determined that it was in the best interest of our stockholders, there is no way to be certain that any such transaction would in fact prove to be advantageous to our stockholders. If the proposed charter amendment is approved now, there is a risk that an internalization transaction would be on terms that are less advantageous to us than they otherwise would be.
Even if the stockholders approve the proposed charter amendment, we may never pursue an internalization or we may be unable to come to terms with our advisor.
Summary Reasons for Proposed Charter Amendments
Our board of directors believes that it would be in the best interest of the company to amend our charter for the following reasons:

•
We do not intend to raise capital publicly in a primary offering as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•
It may be in our best interests to become a self-managed company at some time in the future and the amended charter removes provisions regarding our relationship with PE-NTR, which provisions would become irrelevant should we become self-managed. If the proposed charter amendment is approved, current charter provisions relating to PE-NTR will be moved to our Corporate Governance Guidelines and would terminate automatically if we ever became self-managed.

•
If our board of directors decided that an internalization might be in our best interest, unless our charter had been amended in advance, stockholder approval would be a condition to closing the transaction. The uncertainty caused by such a condition to closing could increase the risks of pursuing a transaction for the participants, and might make our sponsor and us less likely to pursue a transaction that ultimately could benefit our stockholders. If the provision is removed from our charter now, however, the parties may be more willing to undertake the significant costs and time commitment of pursuing an internalization. Moreover, the overall costs of a transaction would likely be lower because having a stockholder vote on a merger agreement would require more extensive disclosure and any related fairness opinion from an investment bank could be more expensive when it is to be included in a proxy statement.

•
Making clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock will eliminate ambiguity in this regard with respect to newly created classes of stock, which may increase our flexibility to effect a staged listing of our shares on a national securities exchange, and would give us the flexibility to issue stock dividends to preserve cash while satisfying REIT distribution requirements. Although we have no current intention to list our shares on a national securities exchange or to issue stock dividends in lieu of cash dividends, we believe increased flexibility in this regard could be advantageous in the future should our intentions change.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.
Vote Required
Approval of the proposed charter amendments requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the three proposals to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted FOR the approval of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights
Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
Your board of directors unanimously recommends a vote FOR the three proposals to amend our charter because the amended charter removes provisions that are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.
Principal Changes
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the three proposals to amend our charter. These summary descriptions are qualified in their entirety by the complete text of the Second Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.
If approved by our stockholders at the annual meeting, the amendments reflected in the Second Articles will be effected by our filing of the Second Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Second Articles immediately following the stockholder vote on the proposed amendments.
Proposal 2.A - Amendments to Eliminate or Revise NASAA REIT Guideline Provisions
As discussed above, our board of directors believes that it would be in our best interest to amend our charter to eliminate or revise the NASAA REIT Guideline limitations imposed by state securities administrators in connection with our initial public offering because we do not intend to raise capital publicly as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes or revises the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. We discuss this reason, as well as the risks associated with the proposed charter amendments, below.
Provisions Regarding the Advisor and its Affiliates
Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern our relationship with our advisor and its affiliates. Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise our advisor, and limit the amount of fees we may pay and expenses we can reimburse to our advisor. The Second Articles remove these provisions because they will become inapplicable should we ever become self-managed and are inconsistent with charters of listed REITs.
In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our advisor or its affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our board of directors and Conflicts

Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with our advisor and its affiliates. Our Second Articles remove these limitations because they will become inapplicable should we become self-managed and are inconsistent with charters of listed REITs.
Our board of directors does not believe these changes will have a material effect on us as we intend to transfer these restrictions from the charter to our Corporate Governance Guidelines and to continue to abide by them until we are no longer externally managed. This change will enable us to have a charter appropriate for a listed and self-managed company without the cost or delay of another stockholder vote and to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change:

•	Transactions that violate a corporation’s charter are more likely to be voidable if challenged by a stockholder than transactions that are inconsistent with corporate governance guidelines.

•
Our Corporate Governance Guidelines can be amended by our board of directors. Therefore, they are less protective than charter provisions, which can only be amended by a vote of the stockholders after the recommendation of the board of directors.

•	Courts are more likely to give deference to a board of directors’ interpretation of the meaning of corporate governance guidelines than to a board’s interpretation of charter provisions.

•
The proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with our advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the advisor.

Provisions Regarding our Conflicts Committee
Our current charter creates a Conflicts Committee comprised of all of our independent directors for the period in which we are advised by an external advisor to address the conflicts of interest created by having an external advisor and to satisfy certain requirements of the NASAA REIT Guidelines. The Second Articles remove this Conflicts Committee requirement because it will by its terms become inapplicable should we become self-managed and is inconsistent with charters of listed REITs. However, if the Second Articles are approved, we intend to maintain the Conflicts Committee at least through the period that we are externally advised and will adopt Corporate Governance Guidelines to require Conflicts Committee approval of matters involving our advisor and its affiliates until such time as we are no longer externally advised.
The charter’s creation and empowerment of the Conflicts Committee can only be changed by the stockholders whereas the creation and empowerment of the committee that we intend to effect contemporaneously with the effectiveness of the proposed charter amendment can be changed by a vote of the board of directors. Nevertheless, we believe that the risk of such a change is remote and outweighed by the benefits of amending the charter at the upcoming annual meeting of stockholders. Such an amendment will avoid the cost and time delay of another stockholder vote held if we become self-managed or seek to list our shares.
Provisions Regarding Directors
As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; and the requirement that our directors are fiduciaries to the company and our stockholders. In addition, we are removing the requirement that the Conflicts Committee, which is composed of all our independent directors, nominate replacements for vacancies among the independent director positions.
The Second Articles will continue to require that a majority of the seats on the board of directors be composed of independent directors; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE. The company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors.
In addition, our Corporate Governance Guidelines will require that the Conflicts Committee nominate replacements for vacancies among independent director positions. When we are no longer externally managed, we may amend our Corporate Governance Guidelines so that any board vacancy can be filled by the vote of the entire board of directors. Therefore, there should be no impact of the proposed charter amendment with respect to vacancies in an independent director position until after we are self-managed. At that time, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.
Finally, if the Second Articles are approved, our charter will no longer provide that directors are fiduciaries of the company and our stockholders. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances.
We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Corporate Governance Guidelines, Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.
Provisions Regarding Removal of Directors
Our current charter expressly provides our stockholders with the ability to remove one or more of our directors from office “with or without cause” by the affirmative vote of the holders of not less than a majority of our shares then outstanding and entitled to vote generally in the election of directors. The Second Articles removes this provision because it could prevent us from fully utilizing all of the protections of the Maryland Unsolicited Takeover Act (“MUTA”). Under MUTA, the board of directors of a company may opt to classify the board into up to three classes. And under Maryland law, classified directors may only be removed for cause unless the charter says otherwise. By removing this provision, we may classify our board of directors without any question that they could then be removed only for cause. Although we have no plans to classify our board, we recommend this change to our charter because it increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. However, this proposed change may deter prospective buyers of our company, which could reduce the likelihood that our stockholders will receive a control premium for their shares. In addition, the proposed change would also enable or board of directors to classify our board of directors and make it more difficult to change the composition of our board of directors, which may deter changes in control of our company or changes in our policies or management that could otherwise be in your best interest.

Provisions Regarding Investment Limitations
Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely found in the charter of a listed REIT. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.
Provisions Regarding Limitations on Indebtedness
Article IX also limits our ability to incur indebtedness. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our “net assets” unless a majority of the members of the Conflicts Committee approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this amount, if the Second Articles are approved, this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it is consistent with the removal of the Conflicts Committee from our charter, increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.
Provisions Regarding the Issuance of Certain Securities
Article IX also limits our ability to issue certain securities, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Second Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.
Provisions Regarding Roll-ups
Article XIV also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, an appraisal of the company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (i) accepting the securities of the roll-up entity or (ii) either (a) remaining as stockholders of the company and preserving their interests therein on the same terms and conditions as existed previously, or (b) receiving cash in an amount equal to their proportionate share of the appraised value of the company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us. If the Second Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.
Provisions Regarding Exculpation and Indemnification
Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors, our advisor and their affiliates, but contains the following limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and

•
the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, our charter currently provides that we may not indemnify any director, our advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•
a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered and sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, our charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a director, our advisor or any of their affiliates in advance of final disposition of a proceeding only if all of the following conditions are satisfied:

•	the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf;

•
the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement;

•	the person seeking indemnification provides us with a written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•
the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to have complied with the requisite standard of conduct.

In order to conform our charter more closely to those of listed REITs, and to retain and recruit the most qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services or

•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.
Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services, or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and

•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights. Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.
In addition to providing our directors and officers with additional rights with respect to exculpation and indemnification, removing these limitations from our charter will also permit us to indemnify our advisor to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the charter amendment. To date, we have not agreed to expand the indemnification of our advisor beyond that permitted by the NASAA REIT Guidelines. Moreover, we intend to include such limits on indemnification of our advisor in our Corporate Governance Guidelines. As discussed above, however, charter restrictions are more protective than those set forth in corporate governance guidelines; therefore the proposed charter amendment does increase the risk that we might agree (i) to indemnify our advisor for certain losses that we would not be permitted to indemnify our advisor for under our current charter and (ii) to advance and bear the defense costs of our advisor in circumstances where our current charter would not permit such advancement.
Provisions Regarding Stockholder Voting and Access to Records
The Second Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the company, and receive reports from the company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records. If the Second Articles are approved, we intend to amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter. It will thus be more difficult under the Second Articles for our stockholders to call a special meeting. We believe this higher threshold increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, this higher threshold reduces the risk that the company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the company’s stockholders. Although we believe the changes are in the best interest of the company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.
Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.
In addition, under the Second Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the company’s ability to protect the privacy of its stockholders and reduce the company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also increase the likelihood that potential buyers of the company will have to negotiate with our board of directors by making it more difficult for a potential buyer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.
Provisions Regarding Investor Suitability
Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Second Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsors or anyone selling shares on our behalf or on behalf of our sponsors make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the company is a suitable and appropriate investment, just as they would do for any exchange-listed company.
Conforming Changes and Other Ministerial Modifications
The Second Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current charter if Proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•
Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Second Articles and the revision of the definition of Independent Director to be based on NYSE rules and regulations.

•
Deletion of language in Section 5.2(ii) and Section 5.3 regarding the requirement that voting rights for any shares of common stock sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a share of common stock sold in a public offering as the consideration paid to us for each privately offered share bears to the book value of each outstanding share sold in a public offering.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.14 regarding the board of director’s ability to establish a share repurchase program.

•	Deletion of Section 5.15 regarding the board of director’s ability to establish a distribution reinvestment plan.

•	Revisions to Section 6.1 to eliminate the requirement that only the Conflicts Committee may nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 6.2 regarding the required experience of directors.

•	Deletion of Section 6.3 regarding the board of directors’ ability to establish committees.

•	Deletion of Section 6.4 regarding the term of directors.

•	Deletion of Section 6.5 regarding the directors’ fiduciary obligation to the company and their fiduciary duty to supervise the relationship of the company and our advisor.

•	Deletion of language in Section 6.2 of the Second Articles regarding the stockholders’ ability to remove any director from office by a majority vote with or without cause.

•
Deletion of language in Section 6.3 of the Second Articles regarding the responsibility of the board of directors to monitor the administrative procedures, investment operations and performance of the company and our advisor to assure that our policies on investments and borrowings are carried out.

•	Deletion of language in Section 6.4 of the Second Articles that required approval by a majority of the members of the Conflicts Committee of any offering of preferred stock.

•	Deletion of Section 7.6 regarding a stockholder’s ability to vote on certain matters.

•	Deletion of Section 7.7 regarding matters that must be approved by a majority of the independent directors.

•
Deletion of Article VIII in its entirety regarding the company’s relationship with our advisor, including the following: appointment and initial investment of our advisor; supervision of our advisor by the board of directors; fiduciary obligations of our advisor to the company and stockholders; termination of the advisory agreement; disposition fee on sale of property; incentive fees; limitations on organization and offering expense reimbursements; acquisition fees; annual subordinated performance fee; reimbursement for total operating expenses; and other limitations on reimbursements.

•
Deletion of Article IX in its entirety regarding the company’s investment objectives and limitations, including the following: the requirement to review the investment policies of the company; limitations on certain investments; limitations on the issuance of certain securities; limitations on loans; and limitations on leverage.

•	Deletion of Article X in its entirety regarding the establishment and responsibilities of the Conflicts Committee and limitations on transactions with affiliates.

•
Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be case on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.2 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.

•	Deletion of Section 11.4 regarding voting limitations on shares held by our advisor, directors and affiliates.

•	Deletion of Section 11.5 regarding a stockholder’s right to inspect the books and records of the company.

•	Deletion of Section 11.6 regarding a stockholder’s ability to access the stockholder list.

•	Deletion of Section 11.7 regarding the company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 12.1 regarding the liability of stockholders.

•	Expansion of the company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on the company’s ability to indemnify our advisor or advance defenses expenses to our advisor.

•	Deletion of Article XIV regarding limitations on roll-up transactions.

Proposal 2.B - Amendment to Remove Prohibition of
Payment of Consideration Upon Internalization

As previously stated in the “Background” of Proposal 2, it may be in our best interest to become a self-managed company. Such a change could lower our general and administrative costs, reduce conflicts of interest, reduce risks related to changes in management and improve our exit strategy alternatives. In particular, if we were to list our shares of common stock on a national securities exchange, our shares may be more highly valued by the market if those responsible for running our company were our own employees rather than those of an external advisor. Also, we may be able to sell our company for a higher price as a self-managed company if the buyer desires not only our assets but the management team and employees who manage them. At this time, our board of directors has not taken any steps to internalize our management or to transact a specific liquidity event for our company.
Section 8.13 of our current charter provides that, if our board of directors elects to internalize any management services provided by our advisor, we will not pay any compensation or other remuneration to our advisor or its affiliates in connection with such internalization transaction. The effect of this provision is not to forever preclude such an internalization but rather to give our stockholders an opportunity to consider the matter before doing so.
Our board has not approached our sponsor about an internalization, nor has our sponsor made us an offer with respect to an internalization. If our board of directors decided to pursue this option, unless our charter had been amended in advance, stockholder approval would be a condition to closing the transaction. The uncertainty caused by such a condition to closing could increase the risks of pursuing a transaction for the participants, and might make them less likely to pursue a transaction that ultimately could benefit our stockholders. If the provision is removed from our charter now, however, the parties may be more willing to undertake the significant costs and time commitment of pursuing an internalization. Moreover, the overall costs of a transaction would be lower because having a stockholder vote on a merger agreement would require more extensive disclosure and any related fairness opinion from an investment bank could be more expensive when it is to be included in a proxy statement. However, if the provision is removed now, the stockholders would lose the opportunity to consider the actual terms of an internalization transaction. Although any such transaction would be negotiated by independent directors and would not occur unless a majority of independent directors determined that it was in the best interest of our stockholders, there is no way to be certain that any such transaction would in fact prove to be advantageous to our stockholders. For example, potential buyers of our company may have no need for our personnel so that any merger consideration we paid to our advisor in an internalization transaction might not be reflected in the ultimate sale price of our company. We could also have difficulty acquiring key personnel in an internalization transaction or integrating and retaining such personnel. In addition, if the proposed charter amendment is approved now, there is a risk that an internalization transaction would be on terms that are less advantageous to us than they otherwise would be.
Even if the stockholders approve the proposed charter amendment, we may never pursue an internalization or we may be unable to come to terms with our advisor. Our Current Advisory Agreement also contains a provision consistent with Section 8.13 of our current charter. Our board has approved an amendment to the Current Advisory Agreement that would remove this provision; however, such amendment will only become effective upon the approval of this proposed charter amendment by our stockholders.
Summary of Specific Change

•
Deletion of Section 8.13 prohibiting the company or our operating partnership from paying any compensation or remuneration to our advisor or its affiliates in connection with the internalization of management services.

Proposal 2.C - Amendment to Enable Us to Declare and Pay a Dividend of
One Class of Stock to the Holders of Another Class of Stock
As required by the NASAA REIT Guidelines, our current charter limits our board of directors’ ability to authorize distributions-in-kind. The Second Articles remove this provision. In addition, the Second Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We do not believe that our current charter prohibits us from issuing a stock dividend, even if in shares of another new class of stock. Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders. Our board of directors believes that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to effect a staged listing of our shares on a national securities exchange. Additionally, this amendment specifically allows us to issue dividends to the holders of an existing class of stock in shares of another existing class of stock, which we cannot do under our existing charter. Some REITs have used stock dividends in order to preserve cash while satisfying REIT distribution requirements. Although we have no current intention of issuing stock dividends for any purpose, we believe it is beneficial to have the maximum flexibility in this regard.
Summary of Specific Changes

•	Deletion of the language of Section 5.2(iii) regarding limitations on the board of directors’ ability to authorize distributions in-kind.

•
Addition of Section 6.12 in the Second Articles to permit the board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

PROPOSAL 3. ADJOURNMENT OF THE ANNUAL MEETING
At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposals 2.A, 2.B and 2.C if there are not sufficient votes for these proposals.
Vote Required
Approval of the proposal to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal to adjourn the annual meeting unless stockholders designate otherwise.
Recommendation
Your board of directors unanimously recommends a vote FOR this proposal to adjourn the annual meeting.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting, whether or not the proposal is intended to be included in the 2017 proxy materials, must be received by our secretary at our executive offices no earlier than November [__], 2016 and no later than December [__], 2016. However, if we hold our annual meeting before May 29, 2017 or after July 28, 2017, stockholders must submit proposals for inclusion in our 2017 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 11501 Northlake Drive, Cincinnati, Ohio 45249.

STOCKHOLDERS SHARING AN ADDRESS
SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report.
If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by contacting us at 11501 Northlake Drive, Cincinnati, Ohio 45249, Attention: Investor Relations; or by calling us at 1 (800) 875-6585 and asking for Investor Relations. We will promptly send additional copies of the proxy statement or annual report. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.
OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

EXHIBIT A
SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Phillips Edison Grocery Center REIT II, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Phillips Edison Grocery Center REIT II, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Phillips Edison Grocery Center REIT II, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.
PURPOSE AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Company’s principal office in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“BIDDER” has the meaning provided in Section 6.10 herein.

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“DIRECTOR” shall have the meaning as provided in Section 6.1 herein.

“DISTRIBUTIONS” means any distribution, as such term is defined in Section 2-301 of the MGCL.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“INDEMNITEE” shall have the meaning as provided in Section 6.8 herein.

“INDEPENDENT DIRECTOR” means a Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

“INITIAL PUBLIC OFFERING” means the first Offering.

“LIQUIDITY EVENT” includes a sale of all or substantially all of the Company’s assets, a sale or merger of the Company, a Listing or other similar transaction.

“LISTING” means the listing of the Common Shares on a national securities exchange or the inclusion of the Common Shares for trading in the over-the-counter market. Upon a Listing, the Common Shares shall be deemed Listed.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 6.10 herein.

“OFFERING” means any public offering for the sale of shares of stock of the Company pursuant to an effective registration statement filed under the Securities Act.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Section 5.9(i) hereof) applies.

“PLAN OF LIQUIDATION” has the meaning provided in Article IX herein.

“POSITION STATEMENT” has the meaning provided in Section 6.10 herein.

“PREFERRED SHARES” has the meaning provided in Section 5.1 herein.

“REINVESTMENT PLAN” means a Distribution reinvestment plan established by the Board.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“RESCISSION NOTICE” has the meaning provided in Section 6.10 herein.

“SECURITIES” means any of the following issued by the Company, as the context requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares, that have the right to elect the Directors of the Company.

“STOCKHOLDERS” means the holders of record of the shares of stock as maintained in the books and records of the Company or its transfer agent.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares of stock offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.

ARTICLE V.
STOCK

SECTION 5.1           AUTHORIZED SHARES. The total number of shares of stock that the Company shall have authority to issue is 1,010,000,000 shares, of which (i) 1,000,000,000 shall be designated as common stock, $0.01 par value per share (the “Common Shares”); and (ii) 10,000,000 shall be designated as preferred stock, $0.01 par value per share (the “Preferred Shares”). All shares shall be fully paid and nonassessable when issued. The aggregate par value of all authorized shares of stock having par value is $10,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of all classes that the Company has authority to issue shall not be more than the total number of shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 5.2           COMMON SHARES.

(i)          COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)         DESCRIPTION. Subject to Section 5.9 of this Article V and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.

(iii)        DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, including in shares of one class payable to holders of shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof.

(iv)        RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)         VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3           PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of shares of stock.

SECTION 5.4           CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.8 and the express terms of any class or series of shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series of shares; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 5.5           STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6           CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all shares of stock are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7          NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.

SECTION 5.8           RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)          DEFINITIONS. For purposes of this Section 5.8, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of capital stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of capital stock, or such other percentage determined by the Board of Directors in accordance with Section 5.8(ii)(h).

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.8(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.8(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.8(ii)(g), and subject to adjustment pursuant to Section 5.8(ii)(h), the percentage limit established by the Board pursuant to Section 5.8(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported on the principal national securities exchange on which such Capital Stock is Listed or admitted to trading or, if such Capital Stock is not Listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.8(ii)(a), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 6.6 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.8(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)         SHARES.

(a)        OWNERSHIP LIMITATIONS. During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior to the Restriction Termination Date, but subject to Section 5.9:

(I)         BASIC RESTRICTIONS.

(A)(1)  Except as set forth in any articles supplementary creating any class or series of shares of Capital Stock, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(B)       No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)       Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(II)        TRANSFER IN TRUST. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 5.8(ii)(a)(I)(A) or (B),

(A)       then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.8(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically Transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.8(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B)       if the Transfer to the Trust described in clause (A) of this Section 5.8(ii)(a)(II) would not be effective for any reason to prevent the violation of Section 5.8(ii)(a)(I)(A) or (B) then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 5.8(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.

To the extent that, upon a transfer of Shares pursuant to this Section 5.8(ii)(a)(II), a violation of any provision of this Section 5.8 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.8.

(b)        REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.8(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 5.8(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.8(ii)(a) shall automatically result in the Transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)        NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 5.8(ii)(a)(I)(A) or (B) or any Person who would have owned shares of Capital Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 5.8(ii)(a)(II), in either case, shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)        OWNERS REQUIRED TO PROVIDE INFORMATION. From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)         every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)        each Person who is a Beneficial Owner or a Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)         REMEDIES NOT LIMITED. Subject to Section 6.6, nothing contained in this Section 5.8(ii) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)         AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section 5.8(iii), or any definition contained in Section 5.8(i), the Board shall have the power to determine the application of the provisions of this Section 5.8(ii) or Section 5.8(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.8(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.8. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.8(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of shares of Capital Stock in violation of Section 5.8(ii)(a), such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares held by each such Person.

(g)        EXCEPTIONS.

(I)         Subject to Section 5.8(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)       the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 5.8(ii)(a)(I)(B);

(B)       such Person represents that it does not, and undertakes that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)       such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.8(ii)(a) through Section 5.8(ii)(f)) will result in such shares of Capital Stock being automatically Transferred to a Trust in accordance with Section 5.8(ii)(A)(II) and Section 5.8(iii).

(II)        Prior to granting any exception pursuant to Section 5.8(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)      Subject to Section 5.8(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV)      The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)        INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section 5.8(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership of Capital Stock will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding shares of Capital Stock.

(i)         NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of shares of Capital Stock prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares of Capital Stock purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of the Company are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Code. Subject to certain further restrictions and except as expressly provided in the Company’s charter: (i) no Person may Beneficially or Constructively Own shares of Capital Stock in excess of 9.8% in value of the aggregate of the outstanding shares of Capital Stock or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) above are violated, the shares of Capital Stock in excess or in violation of such limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described in (i) and (ii) above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the secretary of the Company at its principal office.

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

(iii)       TRANSFER OF SHARES IN TRUST.

(a)        OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.8(ii)(a)(II) that would result in a Transfer of shares of Capital Stock to a Trust, such shares shall be Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 5.8(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.8(iii)(f).

(b)        STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c)        DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the shares have been Transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares have been Transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.8, until the Company has received notification that shares have been Transferred into a Trust, the Company shall be entitled to rely on its stock Transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)        SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that shares of Capital Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 5.8(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.8(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.8(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Capital Stock have been Transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.8, such excess shall be paid to the Trustee upon demand.

(e)        PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Capital Stock Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.8(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.8(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)         DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 5.8(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.9         SETTLEMENTS. Nothing in Section 5.8 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.8, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.8.

SECTION 5.10         SEVERABILITY. If any provision of Section 5.8 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.8 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.11         ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.8.

SECTION 5.12         NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.13         PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of Capital Stock or any other Security of the Company which it may issue or sell. Holders of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

ARTICLE VI.
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY AND OF THE STOCKHOLDERS AND DIRECTORS

SECTION 6.1           NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the number of Directors shall not be fewer than three nor greater than ten. A majority of the seats on the Board shall be for Independent Directors. Except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualified. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Jeffrey S. Edison

C. Ann Chao

David W. Garrison

Mark McDade

Paul J. Massey, Jr.

or such other Directors as elected or appointed in accordance with this Charter and the Bylaws.

SECTION 6.2           RESIGNATION. Any Director may resign by delivering his resignation to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

SECTION 6.3           POWERS OF THE BOARD OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 6.4           AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 6.5           FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 6.6           REIT QUALIFICATION. If the Company elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.8 of Article V is no longer required for REIT qualification.

SECTION 6.7           DETERMINATIONS BY BOARD. The determination as to any of the following matters, made by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of stock; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of stock; the number of shares of stock of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; the application of any provision of the Charter or Bylaws; any interpretation of the terms and conditions of one or more agreements with any Person; any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; the number of shares of Capital Stock of any class or series of the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

SECTION 6.8.     INDEMNIFICATION. With respect to those persons serving as Directors and officers of the Company on the date that these Second Articles of Amendment and Restatement are filed with the MGCL and any future Directors and officers of the Company (each an “Indemnitee”), the Company shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, such Indemnitee, whether serving or having served, the Company or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Company shall pay or reimburse all reasonable expenses incurred by an Indemnitee, whether serving or having served, the Company or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which such Indemnitee is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may indemnify any other persons, including a person who served a predecessor of the Company as an officer or Director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers under this Section 6.8 in respect of any act or omission that occurred prior to such amendment or repeal.

SECTION 6.9.         EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 6.10. TENDER OFFERS.

(i)          If any Person makes a tender offer, including, without limitation, a “mini-tender,” such Person (a “Bidder”) must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any Bidder must provide notice to the Company at least 10 business days prior to initiating any such tender offer. If any Bidder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company may elect to publish, send or give to Stockholders a statement (a “Position Statement”) disclosing that the Company (a) recommends acceptance or rejection of the Non-Compliant Tender Offer, (b) expresses no opinion and is remaining neutral toward the Non-Compliant Tender Offer, or (c) is unable to take a position with respect to the Non-Compliant Tender Offer. If the Company issues a Position Statement but does not recommend acceptance of the Non-Compliant Tender Offer, then the Company may elect to cause the rescission provisions of paragraph (ii) of this Section 6.10 to be applicable by providing notice of such election within ten (10) business days of the Company becoming aware of the commencement of the Non-Compliant Tender Offer:

(ii)          If any Person who tendered Shares in connection with the Non-Compliant Tender Offer delivers a notice (a “Rescission Notice”) to the Company within 30 days of issuance of the Position Statement indicating a desire to rescind such Person’s tender, then such purported tender shall be void ab initio and the Bidder shall acquire no rights in such Shares. Until the expiration of this 30-day period, the Company shall not record a transfer of Shares to the Bidder or its assignee in connection with the Tender Offer.

(iii)          In addition, unless waived by the Company, any Person who makes a Non-Compliant Tender Offer that is not recommended by the Company in the Position Statement shall be responsible for all expenses incurred by the Company in connection with (x) its review and consideration of the Non-Compliant Tender Offer, including board meeting costs and the costs of counsel and financial advisors, (y) the publication and/or distribution of the Position Statement, including printing and mailing costs, and (z) the enforcement of the provisions of this Section 6.10. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.

(iv)          This Section 6.10 shall be of no force or effect with respect to any Shares that are then Listed.

SECTION 6.11.    LIMITATION OF DIRECTOR AND OFFICER LIABILITY. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 6.11, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 6.11, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

SECTION 6.12.    AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES. Subject to any preferential rights in favor of any class of Preferred Shares, the Board, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Company to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining Stockholder approval.

ARTICLE VII.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding shares of stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in this Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

ARTICLE VIII.
DURATION

If the Board has not determined to pursue a Liquidity Event by the sixth anniversary of the Termination of the Initial Public Offering, the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, (i) the Company shall continue operating and (ii) upon the written request of Stockholders owning in the aggregate not less than 10% of the then outstanding Common Shares, the Board shall resubmit the Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two years. If the Board adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board shall commence an orderly liquidation of the Company’s assets pursuant to such Plan of Liquidation. If Listing occurs on or before the sixth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

THIRD: The amendment and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors of the Company and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 50,000 shares, without par value, all of one class. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the charter is 1,010,000,000, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,100,000.

EIGHTH: The undersigned Chief Executive Officer acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Phillips Edison Grocery Center REIT II, Inc. has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Chief Financial Officer, Treasurer and Secretary, on this ___ day of __________, 2016.

ATTEST:

By:	By:
Name: Devin I. Murphy	Name: Jeffrey S. Edison
Title: Chief Financial Officer, Treasurer and Secretary	Title: Chief Executive Officer

EXHIBIT B
SECOND ARTICLES OF AMENDMENT AND RESTATEMENT
MARKED TO SHOW CHANGES FROM THE CURRENT CHARTER

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Phillips Edison Grocery Center REIT II, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Phillips Edison Grocery Center REIT II, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Phillips Edison Grocery Center REIT II, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II.
PURPOSE AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Company’s principal office in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ANNUAL SUBORDINATED PERFORMANCE FEE” shall have the meaning given in Section 8.10.~~

~~“ASSET” means any Property, Mortgage or other investments owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BIDDER” has the meaning provided in Section ~~11.8~~6.10 herein.

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONFLICTS COMMITTEE” has the meaning as provided in Section 10.1 herein.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees, Acquisition Expenses and Financing Coordination Fees, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means Realty Capital Securities, LLC, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“DIRECTOR” shall have the meaning as provided in Section 6.1 herein.

“DISTRIBUTIONS” means any distribution, as such term is defined in Section 2-301 of the MGCL.

~~“EXCESS AMOUNT” has the meaning provided in Section 8.11 herein.~~

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

~~“FINANCING COORDINATION FEE” means a fee paid in connection with the financing of an Asset, assumption of any loan in connection with the acquisition of an Asset or refinancing of any loan on an Asset.~~

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

“INDEMNITEE” ~~has~~shall have the meaning as provided in Section ~~12.2~~6.8 herein.

~~“INDEPENDENT APPRAISER” means a Person (selected by the Conflicts Committee) with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~
“INDEPENDENT DIRECTOR” means a Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

~~“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates,(ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

“INITIAL PUBLIC OFFERING” means the first Offering.

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

~~“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).~~

~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

“LIQUIDITY EVENT” includes a sale of all or substantially all of the ~~Assets~~Company’s assets, a sale or merger of the Company, a Listing~~,~~ or other similar transaction.

“LISTING” means the listing of the Common Shares on a national securities exchange or the inclusion of the Common Shares for trading in the over-the-counter market. Upon a Listing, the Common Shares shall be deemed Listed.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets. If the Advisor receives an incentive fee, Net Income for purposes of calculating Total Operating Expenses in Section 8.11 herein shall exclude the gain from the sale of the Company’s assets.~~

~~“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.~~

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section ~~11.8~~6.10 herein.

“OFFERING” means any public offering for the sale of shares of stock of the Company pursuant to an effective registration statement filed under the Securities Act.

~~“OPERATING PARTNERSHIP” means Phillips Edison - ARC Grocery Center Operating Partnership II L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by the Company and to be paid from the assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Section 5.9(i) hereof) applies.

“PLAN OF LIQUIDATION” has the meaning provided in Article ~~XV~~IX herein.

“POSITION STATEMENT” has the meaning provided in Section ~~11.8~~6.10 herein.

“PREFERRED SHARES” has the meaning provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

“REINVESTMENT PLAN” ~~has the meaning provided in Section 5.15 herein~~means a Distribution reinvestment plan established by the Board.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in ~~Real Estate~~real estate (including fee ownership and leasehold interests) or in loans secured by ~~Real Estate~~real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“RESCISSION STATEMENT” has the meaning provided in Section ~~11.8~~6.10 herein.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a) a transaction involving securities of a company that have been for at least twelve (12) months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of the holders of the Shares;~~

~~(ii) the term of existence of the Company;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Company’s investment objectives.~~

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Assets within one hundred eighty (180) days thereafter.~~

“SECURITIES” means any of the following issued by the Company, as the context requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

~~“SELLING COMMISSIONS” means any and all commissions and other fees payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions and fees payable to the Dealer Manager.~~

~~“SHARE REPURCHASE PROGRAM” shall have the meaning as provided in Section 5.14 herein.~~

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares, that have the right to elect the Directors of the Company.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc. or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (as to be determined by the Conflicts Committee) (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~“STOCKHOLDER LIST” has the meaning provided in Section 11.6 herein.~~

“STOCKHOLDERS” means the holders of record of the shares of stock as maintained in the books and records of the Company or its transfer agent.

~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares of stock offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Properties, (viii) Financing Coordination Fees and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

~~“2%/25% GUIDELINES” has the meaning provided in Section 8.11 herein.~~

ARTICLE V.
STOCK

SECTION 5.1           AUTHORIZED SHARES. The total number of shares of stock that the Company shall have authority to issue is 1,010,000,000 shares, of which (i) 1,000,000,000 shall be designated as common stock, $0.01 par value per share (the “Common Shares”); and (ii) 10,000,000 shall be designated as preferred stock, $0.01 par value per share (the “Preferred Shares”). All shares shall be fully paid and nonassessable when issued. The aggregate par value of all authorized shares of stock having par value is $10,100,000. If shares of one ~~(1)~~ class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of all classes that the Company has authority to issue shall not be more than the total number of shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 5.2           COMMON SHARES.

(i)          COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)         DESCRIPTION. Subject to Section 5.9 of this Article V and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one ~~(1)~~ vote per share on all matters upon which Stockholders are entitled to vote ~~pursuant to Section 11.2 hereof~~. The Board may classify or reclassify any unissued Common Shares from time to time into one ~~(1)~~ or more classes or series of stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.~~.

(iii)        DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, including in shares of one class payable to holders of shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

(iv)        RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v)         VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3           PREFERRED SHARES. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one ~~(1)~~ or more classes or series of shares of stock~~; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.~~.

SECTION 5.4           CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.9~~5.8 and the express terms of any class or series of shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series of shares; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 5.5           STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6           CHARTER AND BYLAWS. The rights of all Stockholders and the terms of all shares of stock are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7          NO ISSUANCE OF SHARE CERTIFICATES. Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.

~~SECTION 5.8 SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i) INVESTOR SUITABILITY STANDARDS. Subject to suitability standards established by individual states, to purchase Common Shares, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii) DETERMINATION OF SUITABILITY OF SALE. The Sponsor, each Person selling Common Shares on behalf of the Sponsor or the Company and each broker dealer or registered investment adviser recommending the purchase of Common Shares to a customer shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor, each Person selling Common Shares on behalf of the Sponsor or the Company and each broker dealer or registered investment adviser recommending the purchase of Common Shares to a customer shall make this determination on the basis of information it has obtained from a prospective Stockholder, including, information indirectly obtained from a prospective Stockholder through such Stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor, each Person selling Common Shares on behalf of the Sponsor or the Company and each broker dealer or registered investment adviser recommending the purchase of Common Shares to a customer shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(iii) MINIMUM INVESTMENT AND TRANSFER. Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase Common Shares for an aggregate price of at least $2,500. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares, other than pursuant to the Reinvestment Plan, will be permitted with an initial purchase price of less than $2,500, and a Stockholder shall not transfer, fractionalize or subdivide such shares so as to retain less than the minimum number of Common Shares required pursuant to this Section 5.8(iii).~~

SECTION ~~5.9~~5.8           RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)          DEFINITIONS. For purposes of this Section ~~5.9~~5.8, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of capital stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of capital stock, or such other percentage determined by the Board of Directors in accordance with Section ~~5.9~~5.8(ii)(h).

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CAPITAL STOCK” means all classes or series of stock of the Company, including, without limitation, Common Shares and Preferred Shares.

“CHARITABLE BENEFICIARY” means one ~~(1)~~ or more beneficiaries of the Trust as determined pursuant to Section ~~5.9~~5.8(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Capital Stock by a Person, whether the interest in the Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section ~~5.9~~5.8(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9~~5.8(ii)(g), and subject to adjustment pursuant to Section ~~5.9~~5.8(ii)(h), the percentage limit established by the Board pursuant to Section ~~5.9~~5.8(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported on the principal national securities exchange on which such Capital Stock is Listed or admitted to trading or, if such Capital Stock is not Listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.9~~5.8(ii)(a), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section ~~7.4~~6.6 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9~~5.8(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)         SHARES.

(a)        OWNERSHIP LIMITATIONS. During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior to the Restriction Termination Date, but subject to Section ~~5.10~~5.9:

(I)         BASIC RESTRICTIONS.

(A)(1)  Except as set forth in any articles supplementary creating any class or series of shares of Capital Stock, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(B)       No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)       Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(II)        TRANSFER IN TRUST. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section ~~5.9~~5.8(ii)(a)(I)(A) or (B),

(A)       then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.9~~5.8(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically Transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.9~~5.8(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B)       if the Transfer to the Trust described in clause (A) of this Section ~~5.9~~5.8(ii)(a)(II) would not be effective for any reason to prevent the violation of Section ~~5.9~~5.8(ii)(a)(I)(A) or (B) then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section ~~5.9~~5.8(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.

To the extent that, upon a transfer of Shares pursuant to this Section ~~5.9~~5.8(ii)(a)(II), a violation of any provision of this Section ~~5.9~~5.8 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section ~~5.9~~5.8.

(b)        REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section ~~5.9~~5.8(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section ~~5.9~~5.8(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.9~~5.8(ii)(a) shall automatically result in the Transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)        NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section ~~5.9~~5.8(ii)(a)(I)(A) or (B) or any Person who would have owned shares of Capital Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section ~~5.9~~5.8(ii)(a)(II), in either case, shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)        OWNERS REQUIRED TO PROVIDE INFORMATION. From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)         every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II)        each Person who is a Beneficial Owner or a Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)         REMEDIES NOT LIMITED. Subject to Section ~~7.4~~6.6, nothing contained in this Section ~~5.9~~5.8(ii) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)         AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section ~~5.9~~5.8(iii), or any definition contained in Section ~~5.9~~5.8(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.9~~5.8(ii) or Section ~~5.9~~5.8(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.9~~5.8(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.9~~5.8. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~5.9~~5.8(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of shares of Capital Stock in violation of Section ~~5.9~~5.8(ii)(a), such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares held by each such Person.

(g)        EXCEPTIONS.

(I)         Subject to Section ~~5.9~~5.8(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A)       the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section ~~5.9~~5.8(ii)(a)(I)(B);

(B)       such Person represents that it does not, and undertakes that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)       such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.9~~5.8(ii)(a) through Section ~~5.9~~5.8(ii)(f)) will result in such shares of Capital Stock being automatically Transferred to a Trust in accordance with Section ~~5.9~~5.8(ii)(A)(II) and Section ~~5.9~~5.8(iii).

(II)        Prior to granting any exception pursuant to Section ~~5.9~~5.8(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)      Subject to Section ~~5.9~~5.8(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or Securities convertible into or exchangeable for shares of Capital Stock) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV)      The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h)        INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT. Subject to Section ~~5.9~~5.8(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one ~~(1)~~ or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership of Capital Stock will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding shares of Capital Stock.

(i)         NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of shares of Capital Stock prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares of Capital Stock purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of the Company are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Code. Subject to certain further restrictions and except as expressly provided in the Company’s charter: (i) no Person may Beneficially or Constructively Own shares of Capital Stock in excess of 9.8% in value of the aggregate of the outstanding shares of Capital Stock or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of shares of Capital Stock unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) above are violated, the shares of Capital Stock in excess or in violation of such limitations will be automatically transferred to a Trustee of a Trust for the benefit of one ~~(1)~~ or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described in (i) and (ii) above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. ~~Until the Listing, to purchase Common Shares, the purchaser must represent to the Company: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the Company as such registration statement has been amended or supplemented as of the date of such purchase. Until Listing, unless a stockholder is transferring all of his shares of Common Stock, each issuance or transfer of shares of Common Stock for value shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer for value or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~ All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the secretary of the Company at its principal office.

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

(iii)       TRANSFER OF SHARES IN TRUST.

(a)        OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section ~~5.9~~5.8(ii)(a)(II) that would result in a Transfer of shares of Capital Stock to a Trust, such shares shall be Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one ~~(1)~~ or more Charitable Beneficiaries. Such Transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section ~~5.9~~5.8(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9~~5.8(iii)(f).

(b)        STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c)        DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the shares have been Transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares have been Transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~5.9~~5.8, until the Company has received notification that shares have been Transferred into a Trust, the Company shall be entitled to rely on its stock Transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)        SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that shares of Capital Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section ~~5.9~~5.8(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9~~5.8(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.8(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Capital Stock have been Transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9~~5.8, such excess shall be paid to the Trustee upon demand.

(e)        PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Capital Stock Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.8(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section ~~5.9~~5.8(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)         DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one ~~(1)~~ or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section ~~5.9~~5.8(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION ~~5.10~~5.9         SETTLEMENTS. Nothing in Section ~~5.9~~5.8 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections ~~5.9~~5.8, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.9~~5.8.

SECTION ~~5.11~~5.10         SEVERABILITY. If any provision of Section ~~5.9~~5.8 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section ~~5.9~~5.8 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION ~~5.12~~5.11         ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.9~~5.8.

SECTION ~~5.13~~5.12         NON-WAIVER. No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14 REPURCHASE OF SHARES. The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases shares of Capital Stock from its Stockholders (a “Share Repurchase Program”); provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.~~

~~SECTION 5.15 DISTRIBUTION REINVESTMENT PLANS. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

SECTION ~~5.16~~5.13         PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of Capital Stock or any other Security of the Company which it may issue or sell. Holders of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one ~~(1)~~ or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

ARTICLE VI.
~~BOARD OF DIRECTORS~~
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY AND OF THE STOCKHOLDERS AND DIRECTORS

SECTION 6.1           NUMBER OF DIRECTORS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the number of Directors shall not be fewer than three nor greater than ten. ~~From and after the Commencement of the Initial Public Offering, a~~A majority of the seats on the Board ~~will be~~shall be for Independent Directors ~~except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, except~~. Except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, ~~that~~ any and all vacancies on the Board~~,~~ may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred~~. Notwithstanding the foregoing sentence, the Conflicts Committee shall nominate all individuals for the Independent Director positions~~ and until a successor is elected and qualified. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the ~~first~~next annual meeting of the Stockholders, are:

Jeffrey S. Edison

~~William M. Kahane~~

C. Ann Chao

David W. Garrison
Paul J. Massey, Jr.

Mark McDade

~~Sridhar Sambamurthy~~

or such other Directors as elected or appointed in accordance with this Charter and the Bylaws.

~~SECTION 6.2 EXPERIENCE. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. “Relevant real estate experience” shall mean actual direct experience by the Director in acquiring or managing the type of real estate to be acquired by the Company for his or her own account or as an agent. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

~~SECTION 6.3 COMMITTEES. Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~SECTION 6.4 TERM. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5 FIDUCIARY OBLIGATIONS. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

SECTION ~~6.6~~6.2           RESIGNATION~~, REMOVAL OR DEATH~~. Any Director may resign by delivering his resignation to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. ~~Any Director or the entire Board may be removed from office with or without cause, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of any Preferred Shares to elect or remove such Directors.~~

~~ARTICLE VII.~~
SECTION 6.3           POWERS OF THE BOARD OF DIRECTORS

~~SECTION 7.1 GENERAL~~. The business and affairs of the Company shall be managed under the direction of the Board. ~~In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.~~ The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article ~~VII~~VI shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION ~~7.2~~6.4           AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws~~; provided that the issuance of Preferred Shares shall be approved by a majority of the members of the Conflicts Committee not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel.~~.

SECTION ~~7.3~~6.5          FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION ~~7.4~~6.6           REIT QUALIFICATION. If the Company elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~5.9~~5.8 of Article V is no longer required for REIT qualification.

SECTION ~~7.5~~6.7           DETERMINATIONS BY BOARD. The determination as to any of the following matters, made by or pursuant to the direction of the Board ~~and the members of the Conflicts Committee~~ consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of stock; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any shares of stock; the number of shares of stock of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; the application of any provision of the Charter or Bylaws ~~in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses~~; any interpretation of the terms and conditions of one or more agreements with any Person; ~~whether substantial justification exists to invest in or make a mortgage loan because of the presence of other underwriting criteria;~~ any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; the number of shares of Capital Stock of any class or series of the Company; ~~any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines;~~ or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~.

SECTION 6.8.     INDEMNIFICATION. With respect to those persons serving as Directors and officers of the Company on the date that these Second Articles of Amendment and Restatement are filed with the MGCL and any future Directors and officers of the Company (each an “Indemnitee”), the Company shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, such Indemnitee, whether serving or having served, the Company or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Company shall pay or reimburse all reasonable expenses incurred by an Indemnitee, whether serving or having served, the Company or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which such Indemnitee is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may indemnify any other persons, including a person who served a predecessor of the Company as an officer or Director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers under this Section 6.8 in respect of any act or omission that occurred prior to such amendment or repeal.

~~SECTION 7.6 STOCKHOLDER CONCURRENCE REQUIRED. Notwithstanding the foregoing, without concurrence of a majority of the outstanding shares of stock entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all of the Assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution of the Company or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial investment in an Asset.~~

~~SECTION 7.7 VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED. Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (viii) limitations on Total Operating Expenses; (ix) limitations on Real Estate commissions on resale of Property; (x) limitations on incentive fees; (xi) Advisor compensation; (xii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiii) the authority of a majority of the Independent Directors to select an Independent Appraiser to determine the fair market value that the Company pays for Real Estate that it acquires both (a) when a majority of the Independent Directors determines to appoint an Independent Appraiser to determine fair market value in connection with any acquisition by the Company and (b) whenever the Company acquires Property from the Advisor, the Directors, the Sponsor or their respective Affiliates; (xiv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xv) the authority of a majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvi) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xvii) the adoption of a Plan of Liquidation or a postponement thereof; and (xviii) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.~~

~~ARTICLE VIII.~~
~~ADVISOR~~

~~SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times~~

~~that a particular Advisor may be retained. An Affiliate of a Sponsor has made an initial investment of $200,000 in the Company. Such Affiliate may not sell the Initial Investment while such Affiliate remains an Affiliate of a Sponsor but may transfer the Initial Investment to other Affiliates of a Sponsor or a Sponsor.~~

~~SECTION 8.2 SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Conflicts Committee is responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Conflicts Committee also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Conflicts Committee shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Conflicts Committee will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and profitability of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Conflicts Committee may also consider all other factors that they deem relevant, and the findings of the Conflicts Committee on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3 FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4 AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5 TERMINATION. Either a majority of the members of the Conflicts Committee or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTIES. The Company may pay the Advisor a real estate commission upon Sale of one (1) or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission if a third party broker is also involved, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the members of the Conflicts Committee. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties.~~

~~SECTION 8.7 INCENTIVE FEES. The Company may pay (including through the issuance of an interest by the Operating Partnership) the Advisor or its Affiliates an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of the Invested Capital, plus an amount equal to six percent (6%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate thereof.~~

~~SECTION 8.8 ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.9 ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, (i) that the total of all Acquisition Fees, Acquisition Expenses and Financing Coordination Fees shall be reasonable, and shall not exceed an amount equal to four and one-half percent (4.5%) of the Contract Purchase Price, or, in the case of a Mortgage, four and one-half percent (4.5%) of the funds advanced and (ii) that once all the proceeds from the Initial Public Offering have been fully invested, the total of all Acquisition Fees and Financing Coordination Fees shall not exceed an amount equal to one and one-half percent (1.5%) of the Contract Purchase Price for all the Assets acquired; provided, however, that a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.10 ANNUAL SUBORDINATED PERFORMANCE FEE. Subject to Section 8.7, the Company may pay the Advisor an Annual Subordinated Performance Fee (“Annual Subordinated Performance Fee”) calculated on the basis of the Company’s total return to Stockholders, payable in arrears, for any year in which the Company’s total return to Stockholders exceeds six percent (6%) per annum, in an amount equal to fifteen percent (15%) of the excess total return, provided, that, the Annual Subordinated Performance Fee shall not exceed ten percent (10%) of the aggregate total return for such year.~~

~~SECTION 8.11 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that commencing upon the earlier to occur of five fiscal quarters after (i) the Company’s acquisition of its first asset or (ii) six months after commencement of the initial Offering, the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Conflicts Committee shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within sixty (60) days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Conflicts Committee concludes was justifiable and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact (or shall be disclosed to the Stockholders in the next quarterly report of the Company or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. If the Conflicts Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.~~

~~SECTION 8.12 REIMBURSEMENT LIMITATION. The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~SECTION 8.13 NO FEES UPON INTERNALIZATION. If the Board elects to internalize any management services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with such internalization of management services.~~

~~ARTICLE IX.~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1 REVIEW OF OBJECTIVES. The Conflicts Committee shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2 CERTAIN PERMITTED INVESTMENTS.~~

~~(i) The Company may invest in Assets.~~

~~(ii) The Company may invest in Joint Ventures with the Sponsor, the Advisor, one (1) or more Directors or any of their Affiliates only if a majority of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii) Subject to any limitations in Section 9.3, the Company may invest in equity securities, provided that such investment shall be permitted only if a majority of Directors (including a majority of members of the Conflicts Committee) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3 INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:~~

~~(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate assets and Mortgages.~~

~~(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the members of the Conflicts Committee so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an Independent Appraiser concerning the underlying property. Such appraisals shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v) The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

~~(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any Share Repurchase Program adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase shares of Capital Stock to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Conflicts Committee has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share.~~

~~(vii) A majority of the Directors or a majority of the members of a duly authorized committee of the Board shall authorize the consideration to be paid for Real Property, ordinarily based on the fair market value of the Real Property. If a majority of the members of the Conflicts Committee on the Board or such duly authorized committee determine, or if the Real Property is acquired~~

~~from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(ix) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xi) The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.~~

~~(xii) The Company will not invest in any equity securities unless a majority of disinterested Directors, including a majority of disinterested members of the Conflicts Committee, approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 9.2(ii).~~

~~(xiii) The Company shall not engage in any short sale.~~

~~(xiv) The Company shall not engage in trading, as opposed to investment activities.~~

~~(xv) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xvi) The Company shall not invest in foreign currency or bullion.~~

~~(xvii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately seventy-five percent (75%) of the cost of the Company’s investments, unless the excess is approved by a majority of the members of the Conflicts Committee and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual Real Estate assets or investments.~~

~~(xviii) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xvii) of this Section 9.3.~~

~~ARTICLE X.~~
~~CONFLICTS OF INTEREST~~

~~SECTION 10.1 CONFLICTS COMMITTEE. During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Conflicts Committee”) of the board of directors composed of all of the Independent Directors. The Conflicts Committee is authorized to select and retain its own legal and financial advisors. In addition to those other powers delegated to the Conflicts Committee by the Charter or by the Board, the Conflicts Committee may act on any matter that may be delegated to a committee under the MGCL. If a matter cannot be delegated to a committee under the MGCL but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by the Directors who are not Independent Directors could reasonably be compromised, both the Board and the Conflicts Committee must approve the matter. Any Board action regarding Organization and Offering Expenses or the selection of an Independent Expert or matters covered in any of Sections 5.9, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 8.11, 9.1, 9.2, 9.3, 10.3, 10.4, 10.5, 11.1, 12.2, 12.3 or 12.4 shall require the approval of a majority of the members of the Conflicts Committee. The Conflicts Committee may create a subcommittee of the Conflicts Committee and delegate to the subcommittee any of the powers of the Conflicts Committee. The members of any such subcommittee shall serve at the pleasure of the Conflicts Committee.~~
~~SECTION 10.2. MEETINGS OF CONFLICTS COMMITTEE. Any notice of a meeting of the Board shall be deemed to be a notice of a meeting of the Conflicts Committee.~~

~~SECTION 10.3 SALES AND LEASES TO THE COMPANY. The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, an officer or any Affiliate thereof upon a finding by a majority of Directors (including a~~

~~majority of the members of the Conflicts Committee) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director, officer or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Asset exceed the Asset’s current appraised value.~~

~~SECTION 10.4 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, the Sponsor, a Director, an officer or any Affiliate thereof may only purchase or lease Assets from the Company if a majority of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.5 OTHER TRANSACTIONS.~~

~~(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. The consideration paid for Real Property acquired by the Company shall ordinarily be based on the fair market value of the Real Property as determined by a majority of the Directors. In cases in which a majority of the Conflicts Committee so determines, and in all cases in which Real Property is acquired from the Advisor, Sponsor, Director or Affiliates thereof, such fair market value shall be as determined by an Independent Appraiser selected by the Conflicts Committee.~~

~~(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director, an officer or any Affiliates thereof except Mortgages pursuant to Section 9.3(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors, the officers and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~(iii) The Company may enter into joint ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.~~

~~ARTICLE XI.~~
~~STOCKHOLDERS~~

~~SECTION 11.1 MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the members of the Conflicts Committee, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least fifty percent (50%) of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the members of the Conflicts Committee, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all votes entitled to be cast on such matter at such meeting. The written request must be delivered in person or by mail and must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten (10) days after receipt of such written request, either in person or by mail, the secretary of the Company shall provide all Stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Simultaneously with the receipt of the request, the Corporation shall inform the stockholders requesting the special meeting of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting and request payment accordingly. Notwithstanding anything to the contrary herein, such meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the Secretary’s delivery of such notice. Subject to the foregoing sentence, if the meeting is called by written request of Stockholders as described in this Section 11.1, such meeting shall be held at the time and place specified in the Stockholders’ request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the Stockholders. If there are~~

~~no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~

~~SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1 hereof; (b) amendment of the Charter, as provided in Article XIII hereof; (c) dissolution of the Company; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in an Asset; (iv) sell all or substantially all of the Assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

SECTION ~~11.3~~6.9.         EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to shares of stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~SECTION 11.5 RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company and may inspect them at all reasonable times. Any Stockholder may copy any of those records for a reasonable charge. Access for the purpose of inspecting the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of shares of stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. The purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.7 REPORTS. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Conflicts Committee that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

SECTION ~~11.8~~6.10. TENDER OFFERS.

(i)          If any Person makes a tender offer, including, without limitation, a “mini-tender,” such Person (a “Bidder”) must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than ~~five percent (~~5%~~)~~ of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any Bidder must provide notice to the Company at least ~~ten (~~10~~)~~ business days prior to initiating any such tender offer. If any Bidder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company may elect to publish, send or give to Stockholders a statement (a “Position Statement”) disclosing that the Company (a) recommends acceptance or rejection of the Non-Compliant Tender Offer, (b) expresses no opinion and is remaining neutral toward the Non-Compliant Tender Offer, or (c) is unable to take a position with respect to the Non-Compliant Tender Offer. If the Company issues a Position Statement but does not recommend acceptance of the Non-Compliant Tender Offer, then the Company may elect to cause the rescission provisions of paragraph (ii) of this Section ~~11.8~~6.10 to be applicable by providing notice of such election within ten (10) business days of the Company becoming aware of the commencement of the Non-Compliant Tender Offer:

(ii)          If any Person who tendered Shares in connection with the Non-Compliant Tender Offer delivers a notice (a “Rescission Notice”) to the Company within 30 days of issuance of the Position Statement indicating a desire to rescind such Person’s tender, then such purported tender shall be void ab initio and the Bidder shall acquire no rights in such Shares. Until the expiration of this 30-day period, the Company shall not record a transfer of Shares to the Bidder or its assignee in connection with the Tender Offer.

(iii)          In addition, unless waived by the Company, any Person who makes a Non-Compliant Tender Offer that is not recommended by the ~~Corporation~~Company in the Position Statement shall be responsible for all expenses incurred by the ~~Corporation~~Company in connection with (x) its review and consideration of the Non-Compliant Tender Offer, including board meeting costs and the costs of counsel and financial advisors, (y) the publication and/or distribution of the Position Statement, including printing and mailing costs, and (z) the enforcement of the provisions of this Section ~~11.8~~6.10. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.

(iv)          This Section ~~11.8~~6.10 shall be of no force or effect with respect to any Shares that are then Listed.

~~ARTICLE XII.~~
~~LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;~~
~~TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~

~~SECTION 12.1 LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder. All Shares issued to Stockholders shall be non-assessable.~~

~~SECTION 12.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.~~

~~(a) Subject to the limitations set forth under~~Section 6.11.     LIMITATION OF DIRECTOR AND OFFICER LIABILITY. To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2(a)~~6.11, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2(a)~~6.11, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act ~~which~~that occurred prior to such amendment, repeal or adoption.

~~(b) Subject to the limitations set forth under Maryland law or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Company. The rights of a Director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such Director or officer. The Company may, with the approval of the Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~
Section 6.12.     AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES. Subject to any preferential rights in favor of any class of Preferred Shares, the Board, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Company to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining Stockholder approval.

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~
~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee, unless one (1) or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction has approved a settlement of the claims against the Indemnitee, and found that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3 PAYMENT OF EXPENSES. The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement~~

~~and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

~~SECTION 12.4 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.~~

ARTICLE ~~XIII~~VII.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding shares of stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in this Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).~~.

~~ARTICLE XIV.~~
~~ROLL-UP TRANSACTIONS~~

~~(i) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the appraisal. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

 ~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one (1) of the following:~~

~~(I) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.~~

~~(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status~~

~~of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

ARTICLE ~~XV~~VIII.
DURATION

If the Board has not determined to pursue a Liquidity Event by the sixth anniversary of the Termination of the Initial Public Offering, the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, (i) the Company shall continue operating and (ii) upon the written request of Stockholders owning in the aggregate not less than ~~ten percent (~~10%~~)~~ of the then outstanding Common Shares, the Board shall resubmit the Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two ~~(2)~~ years. If the Board adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board shall commence an orderly liquidation of the ~~Assets~~Company’s assets pursuant to such Plan of Liquidation. If Listing occurs on or before the sixth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

THIRD: The amendment and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors of the Company and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 50,000 shares, without par value, all of one ~~(1)~~ class. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the charter is 1,010,000,000, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,100,000.

EIGHTH: The undersigned Chief Executive Officer acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Phillips Edison Grocery Center REIT II, Inc. has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Chief Financial Officer, Treasurer and Secretary, on this ~~7th~~___ day of ~~November, 2013~~__________, 2016.

ATTEST:

By:	By:
Name:Devin I. Murphy	Name:Jeffrey S. Edison
Title:Chief Financial Officer, Treasurer and Secretary	Title:Chief Executive Officer

PHILLIPS EDISON
GROCERY CENTER REIT II

P.O. Box 55909, Boston, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/ph2**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at **1-800-830-3542** and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly.

Please ensure the address below shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
P.O. Box 55909
Boston, MA 02205-5908

Phillips Edison Grocery Center REIT II, Inc.

11501 Northlake Drive, Cincinnati, Ohio 45249

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints each of R. Mark Addy and Devin I. Murphy as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of Phillips Edison Grocery Center REIT II, Inc. to be held on June 28, 2016, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees in Proposal 1, FOR the proposals to amend our charter in Proposal 2 and FOR Proposal 3. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the June 28, 2016 meeting date.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

IF YOU VOTE YOUR PROXY BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature **Date** Signature if held jointly **Date**

PEG16-REIT II-V2

PHILLIPS EDISON
GROCERY CENTER REIT II

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Tuesday, June 28, 2016

9 a.m. (MDT)

At

Your Vote is Important!

Please mark your choice like this X in blue or black ink.

The Board of Directors recommends a vote **FOR** all nominees listed in Proposal 1.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. Election of Directors (01) Jeffrey S. Edison (02) C. Ann Chao (03) David W. Garrison (04) Paul J. Massey, Jr. (05) Mark D. McDade	☐	☐	☐

* To **Withhold authority** to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below.

☐

☐ **I plan to attend the meeting**

PEG16-REIT II-V2